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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 2)

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Kerr-McGee Corporation
(Name of Registrant as Specified In Its Charter)

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2005 KERR-McGEE CORPORATION 123 Robert S. Kerr Avenue Oklahoma City, Oklahoma

Notice of 2005 Annual Meeting of Stockholders
and Proxy Statement
Tuesday, May 10, 2005
9:00 a.m.

    , 2005

Dear Stockholders:

        On behalf of the Board of Directors, it is my pleasure to invite you to Kerr-McGee Corporation's 2005 Annual Meeting of Stockholders, which will be held at 9:00 a.m. on Tuesday, May 10, 2005, in the Robert S. Kerr Auditorium, Kerr-McGee Center, 123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma.

        Attached is the Notice of Meeting and Proxy Statement, which describes in detail the five matters on which you are being asked to vote. Also enclosed is Kerr-McGee's 2004 Annual Report.

        Your vote is important no matter how many shares you own. Regardless of whether you plan to attend the meeting, I encourage you to promptly vote by telephone or Internet or complete and return the enclosed WHITE proxy card to ensure that your shares will be represented at the meeting.

Sincerely yours,

Luke R. Corbett, Chairman and Chief Executive Officer

KERR-McGEE CORPORATION P. O. Box 25861 • OKLAHOMA CITY, OKLAHOMA 73125

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

        Kerr-McGee Corporation's 2005 Annual Meeting of Stockholders will be held at 9:00 a.m. on Tuesday, May 10, 2005, at the Robert S. Kerr Auditorium, Kerr-McGee Center, 123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma.

        At the meeting, Stockholders will act on the following matters:

    1.
    Election of Two Directors. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE BOARD'S NOMINEES ON THE ENCLOSED WHITE PROXY CARD. WE URGE YOU NOT TO VOTE FOR ANY INDIVIDUALS THAT MAY BE NOMINATED BY A GROUP OF STOCKHOLDERS AFFILIATED WITH CARL C. ICAHN, AND NOT TO EXECUTE ANY PROXY CARD OTHER THAN A WHITE PROXY CARD.

    2.
    Ratification of the Appointment of Independent Auditors. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

    3.
    Approval of the 2005 Long Term Incentive Plan. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

    4.
    Approval to Amend the Amended and Restated Certificate of Incorporation to Increase the Authorized Number of Shares of Common Stock from 300,000,000 to 500,000,000. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

    5.
    Stockholder Proposal Requesting Establishment of an Office of the Board of Directors.THE BOARD UNANIMOUSLY RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

        These matters are described in detail in the attached Proxy Statement.

        Stockholders of record of Kerr-McGee Corporation common stock at the close of business on March 11, 2005, are entitled to receive notice of and to vote at the meeting.

        It is important that your shares be represented at the meeting. Regardless of whether you plan to attend the meeting, please vote by telephone or Internet or complete and return the WHITE proxy card in the enclosed envelope as soon as possible.

        A group of stockholders affiliated with Carl C. Icahn (the "Icahn Group") has provided notice that, at the Annual Meeting, it intends to nominate its own slate of two candidates for election as directors. The Board of Directors believes that this action is not in your best interest and urges you not to sign or return any proxy card that the Icahn Group may send you.

        If you wish to vote your shares in support of the Board of Directors' nominees please vote only using the enclosed WHITE proxy card. Discard any proxy cards that are sent to you by the Icahn Group. The Board of Directors urges you not to mail, sign or vote any proxy cards sent to you by the Icahn Group even as a vote of protest because a submission of a Icahn Group proxy card will revoke your previously voted proxy card in support of the Board of Directors' nominees. You can revoke any Icahn Group proxy card previously signed by you by signing, dating and mailing the WHITE proxy card in the enclosed envelope provided.

        If you have any questions or need assistance in voting your shares, please call the firm assisting the Board of Directors in the solicitation of proxies:

GEORGESON SHAREHOLDER COMMUNICATIONS INC.
17 State Street, 10th Floor
New York, NY 10004
Banks and Brokers Call: (212) 440-9800
All Others Call Toll Free: (877) 278-6310

Sincerely,
Gregory F. Pilcher Senior Vice President, General Counsel and Secretary

KERR-McGEE CORPORATION
Kerr-McGee Center
P. O. Box 25861
Oklahoma City, Oklahoma 73125

Proxy Statement for the
2005 Annual Meeting of Stockholders
on May 10, 2005, at 9:00 a.m.

         The accompanying proxy is solicited on behalf of the Board of Directors (the "Board") of Kerr-McGee Corporation (the "Company"). This Proxy Statement and the accompanying form of proxy are first being mailed to Stockholders on or about                             , 2005.

AGENDA FOR ANNUAL MEETING

        Four items of business are scheduled for the 2005 Annual Meeting, as follows:

  1.
  Election of two Directors;

  2.
  Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors;

  3.
  Approval of the 2005 Long Term Incentive Plan; and

  4.
  Approval to Amend the Amended and Restated Certificate of Incorporation to Increase the Authorized Number of Shares of Common Stock from 300,000,000 to 500,000,000.

  5.
  Stockholder proposal requesting establishment of an Office of the Board of Directors.

        All of these items are discussed below.

        The Board unanimously recommends a vote "FOR" each of Items 1, 2, 3 and 4 and a vote "AGAINST" Item 5.

INFORMATION CONCERNING POSSIBLE COMPETING NOMINATIONS

        The Company received notice from Carl C. Icahn and the Icahn Partners Master Fund LP that each made a filing under the Hart-Scott-Rodino Antitrust Improvements Act ("HSR Act") for clearance for each to acquire more than $100 million but less than $500 million of the Company's common stock.

        On March, 2 2005, the Icahn Group, consisting of Icahn Partners LP, Icahn Partners Master Fund LP and High River Limited Partnership, sent a notice to the Company indicating that they intend to nominate their own slate of two nominees to the Company's Board of Directors at the Annual Meeting. The Company does not know if the Icahn Group will pursue such nominations. If you receive proxy materials from the Icahn Group, the Company urges you not to sign or return the Icahn Group's proxy card. The Company is currently reviewing the notice received from the Icahn Group to determine whether it complies with all applicable requirements.

VOTING SECURITIES

        The Company's only class of voting securities is its common stock, having a par value of $1.00 per share ("Common Stock"), of which there were                        shares outstanding as of the close of business on March 11, 2005, the record date for Stockholders entitled to receive notice of and to vote at the Annual Meeting. Each share is entitled to one vote. The number of shares outstanding does not include treasury stock, which will not be voted.

        Under Section 216 of the Delaware General Corporation Law and the Kerr-McGee Corporation ByLaws (the "ByLaws"), a majority of the shares of the common stock of the Company, present in person or represented by proxy, shall constitute a quorum for purposes of the Annual Meeting. Abstentions and broker non-votes are considered to be shares present for the purpose of determining whether a quorum exists. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

        Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of Directors. Abstentions and broker non-votes are not counted as votes present for the purpose of electing Directors. The proposal to amend the Amended and Restated Certificate of Incorporation of the Company requires the affirmative vote of a majority of the outstanding shares of Common Stock. Abstentions and broker non-votes will have the effect of votes against the proposal to amend the Amended and Restated Certificate of Incorporation of the Company. In all matters other than the election of Directors and the amendment of the Amended and Restated Certificate of Incorporation of the Company, the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter shall be the act of the Stockholders. With respect to such matters, broker non-votes are not considered to be shares present in person or represented by proxy, but abstentions are considered to be shares present in person or represented by proxy, and, therefore, abstentions will have the effect of votes against the proposal.

        The New York Stock Exchange has determined that the appointment of independent auditors is a "routine" item. Therefore, a broker or nominee may vote shares held by it with respect to that item if no instructions have been received for it at least 15 days before the 2005 Annual Meeting.

        Stockholders of record may appoint proxies to vote their shares in one of three ways, depending on where they are located:

  1.
  Via Internet pursuant to the instructions on the enclosed proxy card;

  2.
  Calling the toll-free number on the proxy card; or

  3.
  Signing, dating and mailing the white proxy card in the envelope provided.

        Proxies will be voted as directed, unless revoked at or before the Annual Meeting on May 10, 2005. Any Stockholder who attends the Annual Meeting and elects to vote in person may at the meeting revoke a previously designated proxy. Otherwise, revocation of a proxy will be effective only if a Stockholder advises the Corporate Secretary of the revocation in a writing, including a later-dated proxy, that is received by the Corporate Secretary on or before May 9, 2005.

        If you wish to vote your shares in support of the Board of Directors' nominees please vote only using the enclosed WHITE proxy card. Discard any proxy cards that are sent to you by the Icahn Group. The Board of Directors urges you not to mail, sign or vote any proxy cards sent to you by the Icahn Group even as a vote of protest because a submission of a Icahn Group proxy card will revoke your previously voted proxy card in support of the Board of Directors' nominees. You can revoke any Icahn Group proxy card previously signed by you by signing, dating and mailing the WHITE proxy card in the envelope provided.

Item No. 1
ELECTION OF TWO DIRECTORS

        On the recommendation of the Corporate Governance and Nominating Committee, the Board has nominated William F. Wallace and Ian L. White-Thomson for election as Directors for a term expiring at the 2008 Annual Meeting, and in each case until their respective successors are elected and qualified. Mr. Wallace and Mr. White-Thomson are currently Directors of the Company whose terms expire at the 2005 Annual Meeting.

        All of the Board's nominees have consented to serve, and the Company has no reason to believe any nominee will be unavailable. Should any of the Board's nominees become unavailable for any reason, the proxies will be voted for a substitute nominee to be named by the Board, unless the Board reduces the number of Directors constituting the full Board.

        Biographical and other information about each of the nominees is set forth in this Proxy Statement beginning on Page [    ] under "Director Information."

        At the Annual Meeting, the Stockholders will vote on the election of each of the nominees to the Board. The Board unanimously recommends a vote "FOR" the election to the Board of each of the nominees.

DIRECTOR INFORMATION

        The following contains information concerning the Company's Directors, including the two nominees standing for election at the Annual Meeting. All information is as of March 1, 2005. Information about each Director's ownership of Company common stock is contained on Page    under the caption "Ownership of Stock of the Company—Directors and Management." Information about Director compensation is contained on Page    under the caption "Information About the Board—Compensation."

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
(FOR A TERM ENDING 2008)

WILLIAM F. WALLACE, 65, retired as Vice Chairman of Barrett Resources Corp. in 1996, after being named to that position in 1995 following the merger of Barrett Resources and Plains Petroleum Co. From 1994 to 1995, Mr. Wallace was President, Chief Operating Officer and Director of Plains Petroleum. Prior to joining Plains Petroleum, Mr. Wallace spent 23 years with Texaco Inc., including six years as vice president of Exploration for Texaco USA and as regional vice president of Texaco's Eastern Region. Mr. Wallace has served on the Company's Board of Directors since 2004. Previously, he served as a director of Westport Resources Corporation from 1997 until Westport's merger with the Company in 2004. He is a member of the Board's Audit and Executive Compensation Committees. Mr. Wallace also serves on the Board of Directors of MarkWest Hydrocarbon, Inc.

IAN L. WHITE-THOMSON, 68, retired as Chairman of the Board of U.S. Borax, Inc., a provider of borax and borate products, in June 1999, after serving in that position since 1996. In addition, he was President and Chief Executive Officer of U.S. Borax, Inc. from 1988 to 1999, and Chief Executive Officer of Rio Tinto Borax Ltd. from 1995 to June 1999. In September 2001, Mr. White-Thomson retired as Executive Director of the Los Angeles Opera, a position he had held since 2000. Mr. White-Thomson has served on the Company's Board of Directors since 1999. He is a member of the Board's Audit, Executive Compensation, and Corporate Governance and Nominating Committees.

CONTINUING DIRECTORS
(TERM EXPIRES AT THE 2006 ANNUAL MEETING)

SYLVIA A. EARLE, 69, is Chair of Deep Ocean Exploration and Research, Inc., a position she has held since 1992, and since 1998 has been Explorer-in-Residence for the National Geographic Society. Dr. Earle also has been the Program Director for the Harte Research Institute for Gulf of Mexico Studies at Texas A&M University at Corpus Christi since 2001. Dr. Earle has been a member of the Company's Board of Directors since 1999. She chairs the Board's Corporate Governance and Nominating Committee and is a member of the Board's Executive Compensation Committee.

MARTIN C. JISCHKE, 63, is President of Purdue University, a position he has held since 2000. He was President of Iowa State University from 1991 to 2000. Dr. Jischke has served on the Company's Board of Directors since 1993. He is a member of the Board's Executive Compensation and Corporate Governance and Nominating Committees. Dr. Jischke also serves on the Boards of Directors of Wabash National Corporation and Duke Realty Corporation.

LEROY C. RICHIE, 63, is Chairman and Chief Executive Officer of Q Standards World Wide, Inc., a provider of publication and library services for technical standards, a position he has held since 2000. From 1999 to 2000, he served as Chairman and Chief Executive Officer of Capitol Coating Technologies, Inc. He was President of Intrepid World Communications from 1998 to 1999. From 1990 through 1997, Mr. Richie was Vice President and General Counsel for Automotive Legal Affairs of Chrysler Corporation. Mr. Richie has served on the Company's Board of Directors since 1998. He chairs the Board's Audit Committee and is a member of the Board's Executive Compensation and Corporate Governance and Nominating Committees. Mr. Richie serves on the Board of Directors of Infinity, Inc. He also serves on the Board of Directors of the companies in the Seligman family of investment companies, with the exception of Seligman Cash Management Fund, Inc.

CONTINUING DIRECTORS
(TERM EXPIRES AT THE 2007 ANNUAL MEETING)

WILLIAM E. BRADFORD, 70, is retired from Halliburton Company, a provider of energy and energy services, where he served as Chairman of the Board from 1998 to 2000. From 1996 to 1998, Mr. Bradford served as Chairman of the Board and Chief Executive Officer of Dresser Industries, Inc., now merged with Halliburton Company. Mr. Bradford has served on the Company's Board of Directors since 1999. He is the Board's Lead Director and is a member of the Board's Audit, Executive Compensation, and Corporate Governance and Nominating Committees. Mr. Bradford also serves on the Board of Directors of Valero Energy Corporation.
LUKE R. CORBETT, 58, is Chairman of the Board and Chief Executive Officer of the Company. He has served in that capacity since May 1999 and also from February 1997 to February 1999. Between February 1999 and May 1999, he served as Chief Executive Officer, and from 1995 to 1997, he served as President and Chief Operating Officer. Mr. Corbett has served on the Company's Board of Directors since 1995. He also serves on the Boards of Directors of OGE Energy Corp., Noble Corporation and BOK Financial Corporation (Mr. Corbett is not standing for re-election to the Board of BOK Financial Corporation and, therefore, will not serve on its Board of Directors after April , 2005, the date of its Annual Meeting of Shareholders).
DAVID C. GENEVER-WATLING, 59, is President of GW Enterprises LLC, an investment and management firm, a position he has held since 1998. From 1997 to 2000, he was a Managing Director of SMG Management L.L.C., an investment firm, and from 1992 to 1995, he served as President and Chief Executive Officer of General Electric Industrial and Power Systems. Mr. Genever-Watling has served on the Company's Board of Directors since 1999. He is a member of the Board's Audit, Executive Compensation and Corporate Governance and Nominating Committees.
FARAH M. WALTERS, 60, retired as President and Chief Executive Officer of University Hospitals Health System, Cleveland, Ohio, in June 2002, after serving in that position since 1992. Ms. Walters has served on the Company's Board of Directors since 1993. She is a member of the Board's Audit, Executive Compensation, and Corporate Governance and Nominating Committees. Ms. Walters also serves on the Boards of Directors of PolyOne Corporation and Alpharma Inc.

INFORMATION ABOUT THE BOARD

Operations and Meetings

        Directors are expected to attend substantially all annual stockholder meetings, Board meetings and meetings of the committees of the Board on which they serve. During 2004, the Board held seven meetings, with each Director attending 75% or more of the aggregate number of meetings of the Board and of the committees of the Board on which each such Director served, and all Directors attending the 2004 Annual Meeting of Stockholders.

        The Board's operation and responsibilities are governed by the Company's Certificate of Incorporation, ByLaws, Corporate Governance Guidelines, charters for the Board's standing committees and the laws of the State of Delaware. The Certificate of Incorporation, ByLaws, Corporate Governance Guidelines, and committee charters are available on the Company's website (www.kerr-mcgee.com). Directors discharge their responsibilities not only by attending Board and committee meetings but also through communication with the Chairman and Chief Executive Officer and other members of management about matters of interest and concern to the Company.

Lead Director

        The Board has designated Mr. Bradford as its lead non-management Director ("Lead Director"). As Lead Director, Mr. Bradford is responsible for leading meetings of the non-management Directors, facilitating communications between non-management Directors and the Chairman and Chief Executive Officer, providing guidance to the Chairman and Chief Executive Officer regarding the agenda for Board meetings and for such other matters as may be determined by the Board from time to time.

Committees

        The Board has established and currently maintains an Audit Committee, an Executive Compensation Committee, and a Corporate Governance and Nominating Committee as standing committees.

Audit Committee

        The Audit Committee acts on behalf of the Board with respect to the engagement of the Company's independent auditors and with respect to the authorization of all audit and other services provided to the Company by its internal and independent auditors. In addition, the committee assists the Board with the oversight of the Company's financial statements, financial reporting process, systems of internal accounting and financial controls, disclosure controls and procedures, and compliance with legal and regulatory requirements. The committee also evaluates enterprise risk issues and the performance of internal and independent auditors, among other things.

        The Audit Committee is currently comprised of the following Directors: Mr. Richie (Chair), Mr. Bradford, Mr. Genever-Watling, Mr. Wallace, Ms. Walters and Mr. White-Thomson. The Board has determined that Mr. Genever-Watling is an "audit committee financial expert," as that term is defined by the Securities and Exchange Commission. The Audit Committee met seven times in 2004. In addition, the Chair of the Audit Committee held conference calls each quarter with the Company's independent auditors and with the Company's Chief Accounting Officer in conjunction with the release of quarterly earnings. The Report of the Audit Committee begins on Page     . The charter of the Audit Committee, which has been approved by the Board, is included in this Proxy Statement as Exhibit A.

Executive Compensation Committee

        The Executive Compensation Committee evaluates and determines the salary and benefits of the Chief Executive Officer and reviews the salaries and benefits determined by the Chief Executive Officer for all other officers of the Company, recommending to the full Board such changes as it may deem appropriate. In addition, the Executive Compensation Committee determines the incentive compensation awards for all officers and administers the Annual Incentive Compensation Plan, the Long Term Incentive Plan, the Executive Deferred Compensation Plan,

the Deferred Compensation Plan for Non-Employee Directors and the Supplemental Executive Retirement Plan. A subcommittee of the Executive Compensation Committee makes determinations regarding cash bonuses for the Company's officers after an initial review by the full committee.

        The Executive Compensation Committee is currently comprised of the following Directors: Mr. Bradford, Dr. Earle, Mr. Genever-Watling, Dr. Jischke, Mr. Richie, Mr. Wallace, Ms. Walters and Mr. White-Thomson. All members of the Executive Compensation Committee meet the definitions of (i) a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The committee and its subcommittee met a total of three times in 2004. The report of the Executive Compensation Committee begins on Page    .

Corporate Governance and Nominating Committee

        The Corporate Governance and Nominating Committee recommends to the Board nominees for election to the Board based on criteria for nomination as a Director that have been approved by the Board, which can be found on the Company's website. In making its recommendations to the Board, the committee will consider and review the background and qualifications of candidates recommended to it by current Board members as well as candidates recommended by Stockholders. Recommendations should be made in writing and be addressed to the Chair of the Corporate Governance and Nominating Committee and sent c/o the Corporate Secretary, Kerr-McGee Corporation, P.O. Box 25861, MT-29, Oklahoma City, Oklahoma 73125.

        A Stockholder recommendation should set forth (i) the name and address of and number of shares of Company stock owned by each of the recommending Stockholder and the recommended candidate, (ii) information relating to the recommended candidate that would be required to be disclosed in solicitation of proxies for the election of the candidate pursuant to Regulation 14A under the Securities Exchange Act of 1934, (iii) a description of all agreements related to the nomination among the recommending Stockholder, the recommended candidate and/or other persons, (iv) the notarized written consent of the recommended candidate to be named in the proxy statement as a nominee and to serve as a Director if elected and (v) any other information the recommending Stockholder believes would be useful in informing the committee's decision making.

        The committee begins considering candidates in the fall of the year before the annual meeting at which Directors are to be elected. Accordingly, any stockholder recommendation should be submitted in sufficient time to enable the committee to evaluate the recommendation on its regular fall timetable. When a qualified incumbent Director is willing to stand for reelection, the committee may, in its discretion, give precedence to the Director when recommending nominees to the Board.

        The committee also makes recommendations to the Board regarding corporate governance and oversees the evaluation of the Board and management. The Corporate Governance and Nominating Committee currently consists of the following Directors: Dr. Earle (Chair), Mr. Bradford, Mr. Genever-Watling, Dr. Jischke, Mr. Richie, Ms. Walters and Mr. White-Thomson. The Corporate Governance and Nominating Committee met four times in 2004.

Independence

        The Board has adopted categorical standards to assist it in making determinations regarding the independence of Directors, including whether a Director has a material relationship with the Company. The standards can be found on the Company's website under the Investor Relations and Corporate Governance links and as Exhibit B to this Proxy Statement. The Board of Directors has determined that each of the Directors, other than Mr. Corbett, is independent under both the New York Stock Exchange listing standards and the standards adopted by the Board. In addition, the Audit, Executive Compensation, and Corporate Governance and Nominating Committees are comprised entirely of independent directors, and the Audit Committee members meet Securities and Exchange

Commission eligibility standards applicable to Audit Committee members.

Compensation

        Directors who are not employees of the Company are paid an annual retainer fee of $50,000 and a fee of $2,000 for each meeting attended, including meetings of the Board and Board committees and subcommittees, certain meetings held by committee chairs or the Lead Director, and meetings held by other Board members at the request of or on behalf of the Board or a committee. In addition, the Lead Director is paid an annual fee of $30,000; the Audit Committee Chair is paid an annual fee of $12,000; and other committee chairs are paid an annual fee of $6,000. Under the 2002 Kerr-McGee Corporation Long Term Incentive Plan approved by the Stockholders at the 2002 Annual Meeting, non-employee Directors also are granted each year 1,500 shares of restricted Common Stock and 4,000 options to purchase shares of Common Stock at the market price prevailing on the date of the grant. Directors are reimbursed for travel expenses and lodging and other out-of-pocket expenses they incur in connection with their service on the Board. Directors periodically receive mementos in connection with meetings of the Board. Taxes payable on such items are paid by the Company and totaled less than $1,100 per person in 2004.

        Pursuant to the Deferred Compensation Plan for Non-Employee Directors, any Director who is not an employee of the Company may elect to defer any cash compensation earned as a Director. Similarly, any Director who is not an employee of the Company may elect to defer gain attributable to stock options or stock appreciation rights and any portions of restricted stock awards. Deferred compensation, together with any associated gain, loss or earnings, will be paid at the Director's retirement, either in a single lump sum payment or in five, ten, or fifteen equal annual installments, or at another selected date, as determined by the Director.

Communicating with the Board of Directors

        The Board of Directors has established methods for Stockholders to communicate with the Board. Stockholders wishing to communicate with one or more Directors or the Board as a whole may do so in a writing addressed to the Director(s) or the Board and sent to the Corporate Secretary, Kerr-McGee Corporation, P.O. Box 25861, MT-29, Oklahoma City, Oklahoma 73125. Stockholders also may communicate with Directors by e-mail addressed to kerr-mcgeedirectors@kmg.com.

        In addition, Stockholders can communicate with Directors by calling Kerr-McGee's anonymous and confidential Hotline at 800-867-5118 in the U.S. and Canada and from other locations internationally by dialing the applicable country code and 405-270-2559 (calls from certain international locations can be made toll free by using other telephone numbers found on the Company's website). The Corporate Secretary reports to the Audit Committee any calls made to the Kerr-McGee Hotline regarding accounting, internal accounting controls or auditing matters and informs non-management Directors of reports made to the Kerr-McGee Hotline that are intended for non-management Directors. Information about the Kerr-McGee Hotline can be found on the Company's website.

        At the Board's direction, the Company's Corporate Secretary receives all Stockholder communications and forwards directly to the intended recipient all Stockholder communications that are related to corporate governance, accounting, auditing, legal compliance, human rights, or social responsibility and all other communications relevant to a Director's service on the Board. At the Board's direction, the Corporate Secretary generally does not forward "spam" communications related to solicitations for products or services, items of a personal nature not relevant to Stockholders as a whole or other matters that are of a type that render them irrelevant to the functioning of the Board.

        The Chair of the Corporate Governance and Nominating Committee periodically reviews all Stockholder communications, including those not automatically forwarded to the non-management Directors, and all Directors are able to review and obtain copies of all Stockholder communications. In addition, the Corporate Secretary consults with the Lead Director as appropriate with regard to Stockholder communications.

Item No. 2
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

        The Audit Committee of the Board has appointed Ernst & Young LLP, an independent auditing firm, as the Company's independent auditors for 2005, subject to Stockholder ratification. Ernst & Young LLP served as the Company's independent auditors for the years ended December 31, 2003 and December 31, 2004.

        Representatives of Ernst & Young LLP will be present at the Annual Meeting to make a statement if they desire to do so and will be available to respond to appropriate questions from Stockholders.

        At the Annual Meeting, the Stockholders will vote on the ratification of the appointment of Ernst & Young LLP as independent auditors for 2005.

        The Board unanimously recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors.

        If the appointment of Ernst & Young LLP for 2005 is not ratified by the Stockholders, the Board will reconsider the matter. If Ernst & Young LLP ceases to act as the Company's independent auditors, or if the Board removes Ernst & Young LLP as the Company's independent auditors, the Audit Committee will appoint another independent public accounting firm. The engagement of independent auditors for 2006 will be subject to ratification by the Stockholders at the 2006 Annual Meeting.

FEES PAID TO THE INDEPENDENT AUDITORS

        During calendar years 2003 and 2004, the Company retained Ernst & Young LLP, the Company's independent auditors, to provide services in the following categories and amounts:

	2003	2004
Audit Fees	$3,549,500	$5,989,660
All Other Fees
Audit Related(1)	$853,631	$164,500
Tax(2)	1,254,014	1,179,266
Other	—	—

Total Other Fees	$2,107,645	$1,343,766

Total Fees(3)	$5,657,145	$7,333,426

(1)
These amounts represent fees for audits of benefits plans and, in 2003, accounting and audit consultations and limited-scope procedures in preparation for attestation of management's report on internal control over financial reporting.

(2)
These amounts represent fees for expatriate tax return preparation and other compliance and tax consulting related to domestic and international tax planning.

(3)
As a matter of practice, the Company obtains the approval of the Audit Committee prior to engaging Ernst & Young LLP for any services.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting.

        In fulfilling its oversight responsibilities, the Committee reviewed with management the audited financial statements contained in the Annual Report. The review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Company's independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. The Committee reviewed with Ernst & Young LLP, the Company's independent auditors, Ernst & Young LLP's judgment as to the quality, not just the acceptability, of the Company's accounting principles. The Committee discussed with Ernst & Young LLP the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, applicable law, or listing standards, including matters required to be discussed by Statement on Auditing Standard No. 61, as amended by Statement on Auditing Standard No. 90. The Committee also discussed with Ernst & Young LLP the independent auditors' independence from management and the Company, including the matters contained in the written disclosures required pursuant to Rule 3600T of the Public Company Accounting Oversight Board, which adopted on an interim basis Independence Standards Board Standard No. 1, which was delivered to the Committee by Ernst & Young LLP. The Committee considered whether the provision of non-audit services by the Company's independent auditors is compatible with maintaining the auditors' independence.

        The Committee discussed with both the Company's internal auditors and the independent auditors the overall scope and plans for their respective audits. The Committee met with both the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal control over financial reporting, and the overall quality of the Company's financial reporting.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended 2004 for filing with the Securities and Exchange Commission. The Committee also appointed Ernst & Young LLP as the Company's independent auditors for 2005, subject to Stockholder ratification.

Submitted By:

Audit Committee

Leroy C. Richie, Chair
William E. Bradford
David C. Genever-Watling
William F. Wallace
Farah M. Walters
Ian L. White-Thomson

Item No. 3
APPROVAL OF THE 2005 LONG TERM INCENTIVE PLAN

        The Board of Directors has approved and recommends that the Stockholders vote for the approval of the Kerr-McGee Corporation 2005 Long Term Incentive Plan (the "2005 Plan") to replace the 2002 Long Term Incentive Plan (the "2002 Plan").

        The Board's approval and recommendation of the 2005 Plan follows a review and evaluation of the Company's existing compensation plans and a comparison of those plans with the programs offered by comparable companies. While the 2005 Plan represents, in part, a continuation of the Company's stock option program, which has been in effect since 1950, it also provides flexibility in the form and payment of awards to meet changing business needs. The primary purposes of the 2005 Plan are to:

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  align the long-term financial interests of officers, employees and non-employee directors with those of Stockholders,

  •
  reward officers, employees and non-employee directors for increasing the Company's common stock price over time,

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  incentivize officers, employees and non-employee directors to achieve specific goals that are aligned with stockholders' interests, and

  •
  attract and retain officers, key employees and non-employee directors.

        The 2005 Plan includes provisions which provide for the grant of (a) stock options, (b) stock appreciation rights ("SARs"), (c) restricted stock, and (d) performance awards. The 2005 Plan would permit total equity awards over the life of the 2005 Plan of up to 10,000,000 shares, subject to the following limits:

(a)	Aggregate limit on shares designated for restricted stock and performance awards to officers and employees	3,000,000
(b)	Aggregate limit on shares designated for stock options and restricted stock to non-employee directors, of which no more than 100,000 shares may be restricted stock	300,000
(c)	Aggregate limit on shares designated for incentive stock options	1,000,000

        At the Annual Meeting the Stockholders will vote on the approval of the 2005 Plan. If the 2005 Plan is approved, the current 2002 Plan will be terminated, except that awards outstanding under the 2002 Plan will remain subject to the terms of the 2002 Plan. A summary of the 2005 Plan follows and is qualified by reference to the full text of the 2005 Plan, which is included in this Proxy Statement as Exhibit C.

        The Board unanimously recommends a vote "FOR" the approval of the Kerr-McGee Corporation 2005 Long Term Incentive Plan.

SUMMARY OF THE 2005 LONG TERM INCENTIVE PLAN

Term

        If approved by the Stockholders, the 2005 Plan will be effective as of May 10, 2005. The 2005 Plan will terminate on May 10, 2015, unless terminated earlier by the Board of Directors. Termination of the 2005 Plan will not affect grants made prior to termination, but grants may not be made after termination.

Administration

        The 2005 Plan will be administered by a committee of the Board of Directors comprised solely of two or more members who qualify both as "outside directors" under Code Section 162(m), as "non-employee directors" under Rule 16b-3 under the Securities Exchange Act of 1934 and as "independent" directors under the rules of the New York Stock Exchange (the "Committee").

        Subject to the terms of the 2005 Plan, the Committee shall have authority (i) to determine the officers, employees and non-employee directors who receive awards under the 2005 Plan, (ii) to determine the size, form, terms, and conditions of awards under the 2005 Plan, (iii) to adopt, amend, or rescind rules and regulations with respect to the administration of the 2005 Plan, (iv) to interpret the 2005 Plan and make such other determinations under the 2005 Plan as the Committee deems necessary or appropriate, (v) to amend the terms and conditions of any outstanding award, subject to certain limitations including a prohibition on the repricing of options without further Stockholder approval, and (vi) to take any action that the Committee deems necessary to comply with any government laws or regulatory requirements.

Eligibility

        Eligibility under the 2005 Plan is limited to officers and employees of the Company and its affiliates and the Company's non-employee directors. The Committee, in its sole discretion, shall determine which officers and employees are eligible to participate in the 2005 Plan. The Company currently estimates that approximately     employees and all officers and non-employee directors will participate in the 2005 Plan.

Limits on Awards to an Officer or Employee

        No officer or employee shall be awarded, during the term of the 2005 Plan, restricted stock covering more than 400,000 shares of Common Stock, or stock options covering more than 1,750,000 shares of Common Stock. In addition, no officer or employee shall be granted performance awards under the 2005 Plan during a calendar year that could result in a payment of more than $5,000,000 in cash and/or shares of Common Stock, based on the fair market value of the shares as of the first day of the performance period.

Securities Subject to the 2005 Plan

        The number of shares of Common Stock that may be issued under the 2005 Plan may not exceed, in the aggregate, 10,000,000. As described above, the 2005 Plan also contains limits on the number of shares that may be issued pursuant to various types of awards under the 2005 Plan. Any shares that are subject to an award that for any reason lapses, is cancelled, or is terminated without the issuance of such shares shall again be available for awards under the 2005 Plan.

        In the event of a stock split, merger, reorganization, recapitalization, stock dividend or other event described under the terms of the 2005 Plan, the Committee shall make appropriate adjustments to outstanding awards, including the number of shares subject to an award and the exercise price under a stock option or SAR, and to the number and kinds of shares which may be issued under the 2005 Plan.

        On                        , 2005, the closing price of shares of Common Stock on the NYSE was $            .

Stock Options

        The 2005 Plan authorizes awards of stock options to non-employee directors and eligible officers and employees from time to time as determined by the Committee. Subject to the limits of the 2005 Plan, the Committee may grant options for such number of shares and having such terms as the Committee designates.

        Under the terms of the 2005 Plan, the Committee shall specify whether or not any option is intended to be an incentive stock option ("Incentive Stock Option") as described in Code Section 422 or a nonstatutory or nonqualified stock option ("Nonqualified Stock Option"). The aggregate value of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all Company plans may not exceed $100,000. Incentive Stock Options may not be exercised more than ten years from the date of grant, and Nonqualified Stock Options may not be exercised more than ten years and one day from the date of grant. The Committee may provide for an option to be exercisable in installments during the term of the option, and the Committee may also accelerate the time at which an installment portion of an outstanding option may be exercisable.

        Each stock option shall have an exercise price that is not less than the fair market value of the Common Stock on the date the option is granted. Payment for shares received upon exercise of a stock option may be made by an optionee in cash, shares of Common Stock, a combination of the foregoing, through a cashless exercise with a broker, or, in the discretion of the Committee, by the Company withholding shares of Common Stock equal in value to the exercise price of the stock option.

        A stock option will terminate and may no longer be exercised three months after an officer or employee ceases to be employed for any reason other than cause, total disability, death or retirement. In the event an officer or employee ceases employment for cause, unless an option agreement provides otherwise, all outstanding options at the time of such officer's or employee's termination of employment will terminate. In the event an officer or employee ceases employment due to total disability, death or retirement, all outstanding options at the time of such officer's or employee's termination of employment will vest and will be exercisable during the remaining term of the option, not to exceed four years, as set forth in the option agreement. When a non-employee director's service terminates, outstanding options will vest immediately and remain exercisable for the remaining term of the option.

        Under no circumstances will any option be exercisable after it has terminated or expired.

Stock Appreciation Rights

        The 2005 Plan also authorizes the Committee to award SARs either in tandem with a stock option or independent of any option. Subject to the limits of the 2005 Plan, the Committee may grant SARs for such number of shares and having such terms as the Committee designates. A SAR provides the grantee with the right to exercise all or a portion of the SAR and receive a payment in cash equal to the excess of the fair market value of the exercised shares on the date of exercise over the aggregate exercise price of such shares. SARs shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall approve.

        SARs granted in tandem with the grant of an option may be exercised for all or part of the shares subject to the related option upon the surrender of the right to exercise the equivalent portion of the related option. SARs granted in tandem with the grant of an option may be exercised only with respect to the shares for which the related option is then exercisable. SARs granted independently from the grant of an option may be exercised upon the terms and conditions specified by the Committee. The Committee shall specify the extent to which a grantee shall have the right to exercise a SAR following termination of the grantee's service.

Restricted Stock

        Subject to the limits of the 2005 Plan, the Committee may grant restricted stock for such number of shares and having such terms as the Committee designates.

        The Committee shall determine the nature and extent of the restrictions on grants of restricted stock, the duration of such restrictions, and any circumstances under which restricted shares will be forfeited. Restricted shares will be deposited with the Company during the period of any restriction thereon and, except as otherwise provided by the Committee during any such period of restriction, recipients shall have all of the rights of a holder of Common Stock, including but not limited to voting rights and the right to receive dividends.

        If a grantee terminates service by reason of total disability, death or retirement prior to the expiration of the restriction period for a grant of restricted stock, the restriction period will lapse and the shares will be delivered to the recipient. Unless the Committee provides otherwise, a termination of service for other reasons prior to the expiration of the applicable restriction period will result in the forfeiture of the restricted stock.

Performance Awards

        The 2005 Plan permits the Committee to grant performance awards to eligible officers and employees from time to time. Performance awards may include performance units valued by reference to financial measures or property other than Common Stock and performance shares valued by reference to shares of Common Stock.

        Under the terms of the 2005 Plan, the Committee shall establish the time period of not less than one year over which performance will be measured (the "Performance Period") and the performance goals used by the Committee to evaluate performance during a Performance Period. Payment of earned performance awards may be made to participants in cash, Common Stock, restricted Common Stock, other property or a combination of the foregoing as determined by the Committee.

        In the event an officer or employee terminates employment due to death, total disability or retirement after completing at least one month of the Performance Period for an award, such officer or employee shall be entitled to a pro rata portion of the award if the applicable performance goals are met. Unless the Committee provides otherwise, if an officer or employee terminates employment for any other reason prior to the end of a Performance Period for an award, he shall not be entitled to any payment under the award.

Performance Criteria

        Payments under, or vesting of, awards under the 2005 Plan may be subject to the attainment of performance goals established by the Committee. Performance goals may be based on financial or operating measures of the Company or its divisions, such as pretax income, net income, earnings per share, sales volume, revenue, expenses, return on assets, return on equity, return on investment, net profit margin, operating profit margin, cash flow, total stockholder return, capitalization, liquidity, reserve adds or replacement, finding and development costs, production volume, results of customer satisfaction surveys and other measures of quality, safety, productivity, cost management or process improvement. The criteria may be based on the Company's performance compared with one or more selected companies.

Deferral of Payment

        Subject to the terms of the Company's Executive Deferred Compensation Plan (the "EDCP") and applicable law, an officer or employee eligible to participate in the EDCP may defer the receipt of some or all of the cash or Common Stock receivable pursuant to an award under the 2005 Plan. Subject to the terms of the Company's Deferred Compensation Plan for Non-Employee Directors and applicable law, a non-employee director may defer the receipt of some or all of the cash or Common Stock receivable pursuant to an award under the 2005 Plan.

Transferability

        Except for certain transfers of options to family members approved by the Committee, no award under the 2005 Plan shall be transferable other than by will or the laws of descent and distribution. Any option or SAR shall be exercisable (a) during the lifetime of the grantee, only by the grantee or, to the extent permitted by the Code, by an appointed guardian or legal representative of the grantee, and (b) after death of the grantee, only by the grantee's legal representative or by the person who acquired the right to exercise such option or SAR by bequest or inheritance or by reason of the death of the grantee.

Amendment

        The Board may at any time terminate or amend the 2005 Plan in any respect, except that the Board may not, without further approval of the Stockholders, amend the 2005 Plan in a manner that requires such approval under the rules of the NYSE, the Code, or any other applicable law, including any amendment that materially increases the maximum number of shares of Common Stock issuable under the 2005 Plan or results in the repricing of options. No amendment or termination of the 2005 Plan may, without the consent of an affected participant, alter or impair any of the rights or obligations under any award granted to such participant under the 2005 Plan.

Change in Control

        In the event of a change in control, any outstanding options or SARs that have not yet vested shall vest effective as of such date, restrictions on restricted stock shall lapse, and participants who have previously been granted performance awards shall earn the amounts the participants would have earned if target performance under the awards was obtained.

        A change in control occurs (a) upon a change in any two-year period in a majority of the members of the Board of Directors of the Company, as defined in the 2005 Plan, (b) if any person becomes the beneficial owner, directly or indirectly, of 25% or more of the Company's outstanding Common Stock, (c) upon the consummation of a merger or consolidation of the Company with any other corporation, a sale of 50% or more of the Company's assets, liquidation or dissolution of the Company or combination of the foregoing transactions ("Transactions") other than a Transaction immediately following which the Stockholders of the Company and any trustee or fiduciary of any Company employee benefit plan immediately prior to the Transaction own at least 60% of the voting power of the surviving corporation(s), or (d) if a majority of the members of the Board of Directors in office immediately prior to a proposed transaction determine by written resolution that such proposed transaction, if taken, will be deemed a change in control and such proposed transaction is effected.

Federal Income Tax Effects

        The federal income tax consequences applicable to the Company and grantees in connection with awards under the 2005 Plan are complex and depend, in large part, on the surrounding facts and circumstances. Under current federal income tax laws, a participant will generally recognize income, and the Company will be entitled to a deduction, with respect to grants of performance awards, options, SARs, and restricted stock as follows:

        (A)  Payments in Respect of Performance Awards. Any cash and/or the fair market value of any Common Stock received as payments in respect of performance awards under the 2005 Plan will constitute ordinary income to the officer or employee in the year in which paid, and the Company will be entitled to a deduction in the same amount.

        (B)  Incentive Stock Options. The grant of an Incentive Stock Option will not result in any immediate tax consequences to the Company or the optionee. An optionee will not realize taxable income, and the Company will not be entitled to any deduction, upon the timely exercise of an Incentive Stock Option, but the excess of the fair market value of the Common Stock acquired over the exercise price will be an item of tax preference for purposes of the alternative minimum tax. If the optionee does not dispose of the Common Stock acquired within one year after its receipt (or within two years after the date the option was granted), the gain or loss realized on the subsequent disposition of the Common Stock will be treated as long-term capital gain or loss and the Company will not be entitled to any deduction. If the optionee disposes of the Common Stock acquired less than one year after its receipt (or within two years after the option was granted), the optionee will realize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock acquired on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of any gain realized. Upon such a disqualifying disposition, the Company will be entitled to a deduction in the same amount and at the same time as the optionee realizes such ordinary income. Any amount realized by the optionee in excess of the fair market value of the Common Stock on the date of exercise will be taxed to the optionee as capital gain.

        (C)  Nonqualified Stock Options. The grant of a Nonqualified Stock Option will not result in any immediate tax consequences to the Company or the optionee. Upon the exercise of a Nonqualified Stock Option, the optionee will generally realize ordinary income equal to the excess of the fair market value of the Common Stock acquired over the exercise price. The Company will be entitled to a deduction at the same time as, and in an amount equal to, the income realized by the optionee.

        (D)  Stock Appreciation Rights. Upon the exercise of any SAR, any cash received will constitute ordinary income to the grantee. The Company will be entitled to a deduction in the same amount and at the same time.

        (E)  Restricted Stock. A grantee generally will not realize taxable income upon an award of restricted stock. However, a grantee who receives restricted stock, either as a grant or in payment of a performance award, will realize as ordinary income at the time of the lapse of the restrictions an amount equal to the fair market value of the Common Stock at the time of such lapse. Alternatively, a grantee may elect to realize ordinary income on the date of receipt of the restricted Common Stock. At the time the grantee realizes ordinary income, the Company will be entitled to deduct the same amount as the ordinary income realized by the grantee.

        (F)  Internal Revenue Code Section 162(m). Under Section 162(m) of the Internal Revenue Code, the allowable federal income tax deduction by the Company for compensation paid to certain of its executive officers is limited to $1 million per year per officer. "Performance-based compensation" is generally excluded from this deduction limit. Payments or grants (excluding grants of restricted stock that vest solely upon the passage of time) under the 2005 Plan are intended to qualify as performance- based compensation under Section 162(m) and the applicable regulations, which require the 2005 Plan to be approved by Stockholders.

        (G)  Code Section 409A. To the extent that any award under the 2005 Plan is or may be considered to involve a nonqualified deferred compensation plan or deferral subject to Code Section 409A, the terms and administration of such award shall comply with the provisions of such section, applicable IRS guidance and good faith reasonable interpretations thereof and, to the extent necessary, such award shall be modified, replaced, or terminated in the discretion of the Committee.

Burn Rate and New Plan Benefits

        The Company's average annual burn rate, which is the total number of equity awards granted in a given year divided by the number of common shares outstanding, for 2002 through 2004 is 1.87%. As described above, the selection of officers, employees and non-employee directors who will receive awards under the 2005 Plan, if it is approved by the Stockholders, and the size and types of awards will be determined by the Committee in its discretion. No awards have been made under the 2005 Plan and the amount of any such awards under the 2005 Plan is not yet determinable due to vesting, performance and other requirements; therefore, it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups of employees in 2005. The following table sets forth the awards, including options, restricted stock and performance units, that were granted under the 2002 Plan in 2004 to the individuals and groups indicated.

2004 AWARDS

Name	Dollar Value	Number of Units
Luke R. Corbett	$5,176,300	2,234,800
Kenneth W. Crouch	1,944,291	847,350
Robert M. Wohleber	1,521,705	663,200
David A. Hager	1,028,569	448,050
Gregory F. Pilcher	830,162	361,550
Executive Officers, as a group	11,894,727	5,139,265
Non-Employee Directors, as a group	670,464	40,000
Employees who are not Executive Officers, as a group	32,386,897	7,712,649

 Item No. 4
APPROVAL TO AMEND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 300,000,000 TO 500,000,000.

        On March 8, 2005, the Board of Directors authorized and approved a Certificate of Amendment (the "Certificate of Amendment") that will amend the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 300,000,000 shares to 500,000,000 shares. The Certificate of Amendment provides that the first paragraph of Article Fourth of the Company's Amended and Restated Certificate of Incorporation would be amended to read as follows:

  "(1) The total number of shares of all classes of stock which the corporation shall have the authority to issue is 540,000,000, of which 40,000,000 shares shall be preferred stock, without par value, and 500,000,000 shares shall be common stock of the par value of $1.00 per share."

        The Company is currently authorized to issue 300,000,000 shares of Common Stock and 40,000,000 shares of preferred stock. The Certificate of Amendment would increase the number of shares of Common Stock that the Company is authorized to issue to 500,000,000, but would not affect the number of authorized shares of preferred stock, which would remain at 40,000,000.

        The Board of Directors believes that increasing the authorized shares of Common Stock would allow the Company more flexibility to manage its organization more effectively. In particular, the Board of Directors believes that additional authorized shares would be needed should the Company make a future determination to authorize a stock split of the Common Stock. As of February 28, 2005, the Company had 156,425,184 shares of Common Stock outstanding.

        The affirmative votes of a majority of the outstanding shares of the Common Stock are required for approval of the proposed amendment. If the stockholders approve this proposal, the proposed amendment will become effective when the Certificate of Amendment is filed with the Secretary of State of Delaware. A copy of the Certificate of Amendment is attached hereto as Exhibit D.

        The Board unanimously recommends a vote "FOR" the approval of the amendment to the Amended and Restated Certificate of Incorporation of the Company.

Item No. 5
STOCKHOLDER PROPOSAL REQUESTING
ESTABLISHMENT OF AN OFFICE OF THE BOARD OF DIRECTORS

        The following proposal was submitted to the Company by New York City Comptroller William C. Thompson, Jr., as custodian and trustee for, and on behalf of, the New York City Employees' Retirement System, the New York City Teachers' Retirement System, the New York City Police Pension Fund and the New York City Fire Department Pension Fund, and as custodian of the New York City Board of Education Retirement System which held, collectively, 377,185 shares of the Company's Common Stock as of February 11, 2005. Mr. Thompson's address is 1 Centre Street, New York, New York 10007-2341.

Proposal

        WHEREAS, the board of directors is meant to be an independent body elected by shareholders and charged by law with the duty and authority to formulate and direct corporate policies; and

        WHEREAS, in 2002, the Board of Directors of the New York Stock Exchange, recognizing the need to improve corporate governance, proposed a listing standard to empower non-management directors as a more effective check on management, and to facilitate direct communications between shareholders and the non-management directors; and

        WHEREAS, in an August 8, 2003, release pertaining, in part, to disclosure of companies' procedures for shareholder communications with the directors, the Securities and Exchange Commission stated that "Providing security holders with disclosure about the process for communicating with board members would improve the transparency of board operations, as well as security holder understanding of the companies in which they invest;"

        WHEREAS, a January 1994 study entitled: Improving Communications Between Corporations and Shareholders: Overall Findings and Recommendations, prepared on behalf of the New Foundations Working Group, John F. Kennedy School of Government, Harvard University, recommended several mechanisms for direct communications between directors and shareholders. Among the recommendations were:

  •
  Regular meetings with groups of shareholders and selected board members

  •
  Meetings between large shareholders and the full board of directors

        WHEREAS, we believe that the creation of a means for direct communications on corporate governance matters between shareholders and the non-management directors would benefit the company through constructive discussions of perspectives, enhanced understanding, valuable feedback, and the fostering of meaningful links between directors and the shareholders by whom they are elected;

        NOW, THEREFORE, BE IT RESOLVED: that the shareholders request the board of directors to establish an Office of the Board of Directors to enable direct communications on corporate governance matters, including meetings, between non-management directors and shareholders. The office shall report directly to a committee of the non-management directors.

Supporting Statement of New York City Comptroller

        We believe that the confidence of investors in the U.S. capital markets has been deeply shaken by corporate malfeasance at companies, such as Enron and World Com. As long-term investors, we are concerned about the potential negative impact that continued erosion of investor confidence could have on the long-term interests of the company and the shareholders. This proposal is intended to improve investor confidence by improving director and shareholder communications on corporate governance matters, and strengthening the relationship between the Board of Directors and the shareholders.

Board of Directors' Response Opposing the Stockholder Proposal and
Recommending a Vote "AGAINST" the Stockholder Proposal

Summary

        The Board of Directors already has strengthened the communication channels available to the Company's Stockholders and has implemented a number of methods for Stockholders to communicate with the Company and its Directors. According to guidelines provided by the New York Stock Exchange (the "NYSE"), the communication methods already adopted by the Board meet the NYSE's standards for its listed companies. The Board of Directors believes the method urged by the proponent does not add to, and may detract from, the Board's current communication system. As a result, the Board of Directors unanimously recommends a vote "AGAINST" the Proposal.

The Board Already Has Implemented Multiple Channels for Communication

        As discussed on Page    of this Proxy Statement, the Board, including all of its non-management Directors, already has implemented multiple methods for communicating with non-management Directors. Recognizing that Stockholders are a diverse group and desiring to accommodate their varied practices, the communication channels already in place are varied and include:

  •
  Stockholders wishing to communicate with one or more Directors may do so in a writing addressed to the Director(s) and sent in care of the Corporate Secretary.

  •
  Stockholders may communicate with Directors by e-mail addressed to kerr-mcgeedirectors@kmg.com.

  •
  Stockholders may use the Company's toll-free hotline to anonymously and confidentially report to the Audit Committee complaints regarding accounting, internal accounting controls or auditing matters and to make any other kind of report to non-management Directors.

        At the Board's direction, the Company's Corporate Secretary receives all Stockholder communications and forwards directly to the intended recipient all Stockholder communications that are related to corporate governance, accounting, auditing, legal compliance, human rights, or social responsibility and all other communications relevant to a Director's service on the Board. At the Board's direction, the Corporate Secretary generally does not forward "spam" communications related to solicitations for products or services, items of a personal nature not relevant to Stockholders as a whole or other matters that are of a type that render them irrelevant to the functioning of the Board.

        The Chair of the Corporate Governance and Nominating Committee periodically reviews all Stockholder communications, including those not automatically forwarded to the non-management Directors, and all Directors are able to review and obtain copies of all Stockholder communications. In addition, the Corporate Secretary consults with the Lead Director as appropriate with regard to Stockholder communications.

        The NYSE requires companies to disclose a means for direct communications between Stockholders and non-management Directors. The NYSE has expressed its approval for a communications method, such as that provided by the Company, that uses the Corporate Secretary's office to compile, organize and forward relevant communications.

Implementation of the Proposal Would Not Improve Existing Communication Methods and May Be Counterproductive.

        The Board of Directors believes that implementation of the Proposal would not improve existing communications methods. If the Company were to form a separate Office of the Board, that office likely would be staffed by the Corporate Secretary, who would be instructed to route communications to non-management Directors in the same way as the same Corporate Secretary currently routes those communications. Also, non-management Directors already can meet with Stockholders when they deem appropriate.

        The Board of Directors also believes that implementation of the Proposal could be counterproductive in several respects. These include:

  •
  A separate Office of the Board would add a layer of administrative formality and complexity without corresponding benefit.

  •
  Stockholders might perceive the Office of the Board to have more authority than it legally can have and might fail to take advantage of more direct means of communication which already are provided.

  •
  Stockholders might misperceive that the Board had established a separate office in order to provide special benefits to Directors unrelated to communications with Stockholders.

Conclusion

        The Board already has implemented multiple methods for Stockholders to communicate with the Company's non-management Directors. The methods adopted by the Board are varied in type and satisfy the rules adopted by the NYSE. Implementation of the Proposal would result in changes or additions to the Board's current communication system that increase administrative burdens without providing corresponding benefits and might undercut the existing system in important ways. Accordingly, the Board of Directors unanimously opposes the Proposal.

Recommendation of the Board of Directors

The Board unanimously recommends that Stockholders vote "AGAINST" the Proposal.

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

        The Executive Compensation Committee (the "Committee") seeks to provide competitive levels of total compensation for the Company's key executives through a mix of base salary, annual incentive pay, long term incentives and other benefits. The Committee believes that incentive or "at risk" compensation is a key ingredient in motivating executive performance to maximize stockholder value and align executive performance with Company objectives and stockholder interests. The Committee targets total compensation to be within range of the 75th percentile of a peer group of comparable energy and chemical companies selected with the assistance of an independent consulting firm to be representative of the Company's size and business activities (the "Comparison Group"). Members of the Comparison Group are comparably-sized companies in the same industries as Kerr-McGee. Since a substantial amount of the Company's business is conducted outside the United States, its compensation policies must also be internationally competitive and flexible. This enables the Company to attract and retain high quality management and to compete globally.

Base Salaries

        In setting the Chief Executive Officer's base salary and reviewing base salaries for other executive officers, the Committee annually reviews competitive market compensation data of the Comparison Group prepared by an independent consulting firm retained by the Committee. The Committee sets the Chief Executive Officer's base salary and recommends that other executive officers' base salaries be targeted within range of the 75th percentile of base salaries of like executives in the Comparison Group to enable the Company to attract and retain key executives. The Committee takes into consideration individual performance, based on the Committee's evaluation of the performance of the Chief Executive Officer and the Chief Executive Officer's evaluation of the performance of other executive officers, when determining and reviewing salaries.

Annual Incentive Compensation

        Through its Annual Incentive Compensation Plan (the "AICP"), the Company compensates its officers with cash bonuses based on the Company's performance. Each year, a target is established for each executive officer's AICP award. The target AICP award, set within range of the 75th percentile of similar awards of the Comparison Group, is based on the officer's level of responsibility. In 2004, target awards ranged from 60% to 125% of base salary.

        The maximum amount of an executive officer's AICP award is determined by the

Company's performance with respect to certain objective measures. Minimum performance thresholds established annually by the Committee must be achieved before officers qualify for any portion of their targeted AICP awards. An officer may receive up to 200% of the officer's target award if targeted performance objectives are exceeded. Additionally, the amount of an officer's AICP award may be reduced or eliminated based on the officer's individual performance. Actual AICP awards for 2004 were 127% of targeted awards.

        Awards for 2004, set forth in the Summary Compensation Table on Page    , were based on the performance of the Company's operating divisions, as compared to the Company's approved budget, and each executive's individual contribution toward the Company's overall success. The maximum amount for each AICP award was derived from eight measurement criteria—four measurement criteria for the Company's oil and gas business, which account for 70% of the maximum AICP award, and four measurement criteria for the Company's chemical business, which account for 30% of the maximum AICP award.

        The four measurement criteria for the Company's oil and gas business for 2004 were: (1) Production Cash Flow Per BOE—measuring how much cash flow is generated for the Company from each barrel of oil equivalent sold, as compared to budget (weighted 40% of the oil and gas component of the AICP award); (2) Production Volume—measuring the barrels of oil equivalent produced over the prior year, as compared to budget (weighted 20%); (3) Production Replacement Rate—measuring how effectively the Company replaces production with new reserves, as compared to budget (weighted 20%); and (4) Unit Finding and Development Costs—measuring how cost effectively the Company finds and develops oil and gas reserves, as compared to budget (weighted 20%).

        The four measurement criteria for the Company's chemical business for 2004 were: (1) Cash Flow Return on Average Capital Employed, as compared to budget (weighted 40% of the chemical component of the AICP award); (2) Titanium Dioxide Sales Volume, as compared to budget (weighted 20%); (3) Cash Cost per Tonne—measuring the total cash costs to make, sell and deliver each tonne of titanium dioxide, as compared to budget (weighted 20%); and (4) Operating Profit—measuring the amount of profit made on titanium dioxide sales before special items, as compared to budget (weighted 20%).

Long Term Incentives

        The Committee believes that ownership of Company stock by the Company's executive officers and Board of Directors promotes commitment to the long term success of the Company. Stock ownership guidelines expressed as a multiple of each officer's base salary (between 100% and 400% of an officer's base salary) or Board members' annual retainer fees (400% of a Director's annual retainer fees) have been established for the Company's executive officers and Board of Directors. The Committee periodically reviews the guidelines and stock ownership levels.

        The Stockholders have approved the use of stock options and restricted stock awards, as well as performance units tied to the Company's long term performance, to provide long term incentive compensation for the Company's key executives. The Committee believes that the use of stock based compensation and performance units to establish a direct relationship between the compensation of executives and the value of the Company's stock helps ensure continued alignment between the interests of the executive officers and the interests of the Company and its Stockholders. The Committee believes that equity and performance unit incentives are important tools for attracting and retaining key employees by rewarding long term management performance based on objectively measured results.

        The total number of stock options, restricted stock and performance units granted to each executive officer, including the Chief Executive Officer, is based on a percentage of the individual officer's salary. The percentage is set annually by the Committee after considering each officer's performance, level of responsibility, prior awards to the officer and awards made within the Comparison Group. In considering awards made within the Comparison Group, the Committee relies on surveys and reports by an independent consulting firm and targets the 75th percentile of the Comparison Group. The number of stock options granted in 2004 to Mr. Corbett and the next four highest paid executive officers is set forth in the Option Grants Table on Page     . The amount of restricted stock granted in 2004 to Mr. Corbett and the next four highest paid executive officers is set forth in the Summary Compensation Table on Page     .

        At the beginning of 2004, performance units were issued for the 2004-2006 performance cycle. At the end of 2006, the Company's Total Shareholder Return (shareholder return assuming dividend reinvestment) will be compared to the Total Shareholder Return of the Company's industry peers during the same period, and final award payouts will be made to executive officers based on the Company's rank relative to such peers. The Committee compares the Company's Total Shareholder Return to that of industry peers. This peer group is not adjusted for size in the same way as the Comparison Group because company size is not expected to affect Total Shareholder Return. The number of performance units granted in 2004 to Mr. Corbett and the next four highest paid executive officers is set forth in the Long Term Incentive Plans Table on Page    .

Other Benefits

        In 2004, executive officers received certain perquisites, including annual stipends provided to facilitate involvement in community activities. Perquisites that meet reporting thresholds are reflected in the Executive Compensation table on page    under Other Annual Compensation. Officers periodically receive mementos in connection with meetings of the Board. Taxes payable on such items are paid by the Company and totaled less than $1,100 per person in 2004. The Committee periodically reviews perquisites and, in consultation with the independent consulting firm, has determined they are consistent with the Committee's executive compensation policy and market practices.

Compensation of the Chief Executive Officer

        The Committee determines the Chief Executive Officer's compensation in accordance with the policies described above. In determining Mr. Corbett's base salary, the Committee considers competitive salaries of chief executive officers within the Comparison Group as compiled by an independent consulting firm.

        Mr. Corbett's incentive compensation under the AICP for 2004, which was 127% of his targeted award and is set forth in the Summary Compensation Table on Page     , was based on the eight measurement criteria described in this report, using the same weightings as discussed above for the AICP awards of other executive officers, and his individual contribution toward the Company's overall success. Individual factors considered by the Committee include Mr. Corbett's role in executing the Company's acquisition of Westport Resources Corporation, which added depth, breadth and balance to the Company's oil and gas operations, increasing proved reserves by nearly 30% and expanding high-margin production and low-risk exploitation opportunities; reducing the Company's debt to equity ratio from 58% to 41% in 2004; achieving initial production at the Company's Red Hawk, Bohai Bay and James developments on or ahead of schedule and within budget; identifying new development opportunities; identifying and rationalizing non-core assets and businesses; developing current managers and potential management candidates; and planning for executive succession. Mr. Corbett's total direct compensation for 2004 is above the 75th percentile of the Comparison Group.

        Having considered the various elements of the compensation of the Chief Executive Officer and the Company's other executive officers, the Committee believes that executive compensation arrangements for 2004 appropriately reflect its policy to set executive compensation so that the interests of the Company's executive officers are aligned with the interests of the Company's Stockholders.

Federal Income Tax Deductibility

        Section 162(m) of the Internal Revenue Code limits the corporate deduction on compensation paid to the Chief Executive Officer and to the next four highest paid officers to $1 million each during any fiscal year. To the extent that compensation is based upon the attainment of performance goals set by the Committee pursuant to plans approved by the Company's Stockholders, the compensation is not included in the computation of the $1 million limit. The

Committee considers the impact of Section 162(m) when making compensation decisions and attempts to preserve the tax deductibility of executive compensation when doing so is consistent with the Committee's overall compensation philosophy and in the Company's best interest. However, the Committee may award nondeductible compensation when it believes that such awards are in the Company's best interest, balancing short term tax efficiency with the Company's long term strategic objectives.

Submitted By:

Executive Compensation Committee

William E. Bradford
Sylvia A. Earle
David C. Genever-Watling
Martin C. Jischke
Leroy C. Richie
Matthew R. Simmons*
William F. Wallace
Farah M. Walters
Ian L. White-Thomson

*Mr. Simmons retired from the Kerr-McGee Corporation Board of Directors on January 11, 2005. Final AICP awards for 2004 were approved by a subcommittee of the Executive Compensation Committee on February 21, 2005.

EXECUTIVE COMPENSATION

        The following table contains individual compensation information for the fiscal years ended December 31, 2004, 2003 and 2002, with respect to the Chief Executive Officer during the year ended December 31, 2004 and each of the four other most highly compensated executive officers who were serving as executive officers on December 31, 2004 (together, the "named executive officers").

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation(1)	Restricted Stock Award(s)(2)(4)	No. of Securities Underlying Options	All Other Compensation(3)
Luke R. Corbett, Chairman of the Board and Chief Executive Officer	2004 2003 2002	$1,194,231 1,146,923 1,096,827	$1,895,842 1,238,677 845,000	$87,288 95,797 83,407	$2,027,052 1,978,102 2,015,125	125,200 125,000 175,000	$71,654 68,815 65,810
Kenneth W. Crouch, Executive Vice President	2004 2003 2002	647,500 585,385 497,885	740,093 455,195 269,000	— — —	749,664 570,108 575,750	47,500 36,000 52,000	38,850 35,123 29,873
Robert M. Wohleber, Senior Vice President and Chief Financial Officer	2004 2003 2002	517,385 468,769 448,731	591,371 364,515 242,000	— — —	586,908 466,452 604,538	37,150 29,500 52,500	31,043 28,126 26,924
David A. Hager, Senior Vice President	2004 2003 2002	514,000 404,231 316,600	587,502 261,942 153,150	— — —	397,026 293,692 231,300	25,100 32,850 18,700	30,952 24,070 17,381
Gregory F. Pilcher, Senior Vice President, General Counsel and Secretary	2004 2003 2002	445,616 414,077 398,942	509,339 268,322 185,000	— — —	320,580 298,011 316,663	20,250 18,800 29,000	27,191 24,845 23,937

(1)
Perquisite or other personal benefits received from the Company that exceed reporting thresholds established by Securities and Exchange Commission regulations. An annual stipend provided to facilitate involvement in community activities accounted for 96% of Mr. Corbett's Other Annual Compensation in 2004, 90% in 2003 and 96% in 2002.

(2)
Restricted stock grants are valued based on the closing price of the stock on the New York Stock Exchange on the date of grant.

(3)
Consists of 401(k) plan contributions by the Company pursuant to the Employee Stock Ownership Plan, amounts contributed under the nonqualified benefits restoration plan and, in the case of Messrs. Hager and Pilcher, life insurance premiums. Company contributions pursuant to the Employee Stock Ownership Plan for 2004 were $12,300 each to Messrs. Crouch, Wohleber and Pilcher; $11,000 to Mr. Corbett; and $11,225 to Mr. Hager. Amounts contributed under the nonqualified benefits restoration plan for 2004 on behalf of Messrs. Corbett, Crouch, Wohleber, Hager and Pilcher were: $60,654, $26,550, $18,743, $18,930 and $14,437, respectively. The amounts contributed by the Company to the non-qualified benefits restoration plan on behalf of such persons are identical to the amounts that would have been contributed pursuant to the Employee Stock Ownership Plan except for Internal Revenue Code limitations.

(4)
As of December 31, 2004, the aggregate number of shares of restricted stock held by the named officers and the market value of that stock, based on the closing price of the Company's Common Stock on the New York Stock Exchange on December 31, 2004, were: Luke R. Corbett, 131,900 shares, $7,622,501; Kenneth W. Crouch, 40,067 shares, $2,315,472; Robert M. Wohleber, 33,867 shares, $1,957,174; David A. Hager, 19,617 shares, $1,133,666; and Gregory F. Pilcher, 20,234 shares, $1,169,323. Dividends are paid to the holders of restricted stock.

STOCK OPTIONS

        The following table contains information concerning stock options granted during the fiscal year ended December 31, 2004, to the named executive officers.

OPTION GRANTS IN LAST FISCAL YEAR

Name	No. of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees in Fiscal Year 2004	Per Share Exercise Price	Expiration Date	Grant Date Present Value(2)
Luke R. Corbett	125,200	9.25%	$49.45	January 13, 2014	$1,075,401
Kenneth W. Crouch	47,500	3.51%	49.45	January 13, 2014	408,000
Robert M. Wohleber	37,150	2.74%	49.45	January 13, 2014	319,099
David A. Hager	25,100	1.85%	49.45	January 13, 2014	215,596
Gregory F. Pilcher	20,250	1.50%	49.45	January 13, 2014	173,937

(1)
All stock options granted in 2004 were nonqualified stock options. The exercise price per option is 100% of the fair-market value of a share of Common Stock on the date of grant. No option expires more than ten years and one day from the date of grant.

(2)
The present value of stock option grants was computed in accordance with the Black-Scholes option pricing model, with assumptions consistent with Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," as permitted by the rules of the Securities and Exchange Commission. Key assumptions used under the Black-Scholes model include: (a) an expected option term of 5.8 years, (b) interest rate of 3.48%, which represents the U.S. Treasury Strip Rate on January 13, 2004, with maturity corresponding to the expected option term, (c) stock price volatility of 22.59%, calculated using monthly stock prices for the 36 months prior to the dates of the grant, and (d) dividends at an average annual dividend yield of 3.55%. Based on the Black-Scholes model, the value on January 13, 2004, was $8.59 per option. The Company's use of the Black-Scholes model should not be construed as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The real value of the options in this table depends upon the actual changes in the market price of the Company's common stock during the applicable period.

OPTION EXERCISES AND HOLDINGS

        The following table contains information with respect to options exercised during 2004 and the value of unexercised options held as of December 31, 2004 for the named executive officers.

AGGREGATED OPTION EXERCISES IN LAST FISCAL
YEAR AND FISCAL YEAR-END OPTION VALUES

			Number of Securities Underlying Unexercised Options at December 31, 2004		Value of Unexercised In-the-Money Options at December 31, 2004(1)
Name	Shares Acquired On Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Luke R. Corbett	91,000	$707,707	665,332	266,868	$2,175,245	$2,423,981
Kenneth W. Crouch	29,333	255,737	114,333	88,834	—	796,317
Robert M. Wohleber	—	—	119,833	74,317	229,545	643,713
David A. Hager	904	14,950	51,961	48,517	191,760	421,142
Gregory F. Pilcher	7,666	132,218	73,232	42,452	37,907	378,330

(1)
Options are "in the money" if the fair-market value of the Common Stock exceeds the exercise price. On December 31, 2004, the fair market value of the Common Stock on the New York Stock Exchange was $57.95.

LONG-TERM INCENTIVE AWARDS

        The following table contains information regarding each long-term incentive award, other than stock option and restricted stock awards, made to the named executive officers in 2004.

LONG-TERM INCENTIVE PLAN—AWARDS
IN LAST FISCAL YEAR

		Performance Or Other Period Until Maturation or Payout
				Estimated Future Payouts Under Non-Stock Price-Based Plans
	No. of Shares, Units or Other Rights
Name
				Threshold	Target	Maximum
Luke R. Corbett	2,068,500	January 2004 December 2006	-	$1,034,250	$2,068,500	$4,137,000
Kenneth W. Crouch	784,650	January 2004 December 2006	-	392,325	784,650	1,569,300
Robert M. Wohleber	614,150	January 2004 December 2006	-	307,075	614,150	1,228,300
David A. Hager	414,900	January 2004 December 2006	-	207,450	414,900	829,800
Gregory F. Pilcher	334,800	January 2004 December 2006	-	167,400	334,800	669,600

        At the end of 2006, the Company's Total Stockholder Return (stockholder return assuming dividend reinvestment) will be compared to the Total Stockholder Return of the Company's peers during the same period, and final award payouts will be made to executive officers based on the Company's rank relative to its peers.

RETIREMENT PLANS

        The Company maintains retirement plans for all employees, including officers. The following table illustrates the pension benefits that may accrue to executive officers under the Company's retirement plans, assuming various service periods. The table shows the estimated annual pension benefits payable to a covered participant at a retirement age of 65. Pension benefits include benefits payable under the Company's qualified defined benefit plan and the Company's nonqualified benefits restoration plan (the "BRP"). The BRP provides benefits that would be provided under the qualified defined benefit plan but for certain Internal Revenue Code limitations on qualified plan benefits.

RETIREMENT PLAN TABLE

Average Annual Compensation	15 Years Service	20 Years Service	25 Years Service	30 Years Service	35 Years Service
$ 400,000	$96,715	$128,954	$161,192	$193,430	$208,430
600,000	146,715	195,620	244,526	293,431	315,931
800,000	196,715	262,287	327,859	393,431	423,431
1,000,000	246,716	328,954	411,193	493,431	530,931
1,200,000	296,716	395,621	494,526	593,431	638,431
1,400,000	346,716	462,288	577,860	693,431	745,931
1,600,000	396,716	528,954	661,193	793,432	853,432
1,800,000	446,716	595,621	744,527	893,432	960,932
2,000,000	496,716	662,288	827,860	993,432	1,068,432
2,200,000	546,716	728,955	911,194	1,093,432	1,175,932
2,400,000	596,716	795,622	994,527	1,193,432	1,283,432
2,600,000	646,716	862,288	1,077,861	1,293,433	1,390,933
2,800,000	696,716	928,955	1,161,194	1,393,433	1,498,433

        Covered compensation under the retirement plans consists of salary, bonus and pretax Section 125 and 401(k) benefit contributions, all based on the highest 36 consecutive months out of the last 120 months prior to retirement. Amounts shown are computed on a straight life annuity basis. As of December 31, 2004, Mr. Corbett had 19 years of credited service; Mr. Crouch, 30; Mr. Wohleber, 5; Mr. Hager, 23; and Mr. Pilcher, 12.

        The Company's Supplemental Executive Retirement Plan (the "SERP"), adopted effective January 1, 1991, is a defined benefit plan administered by the Executive Compensation Committee. The SERP, as amended, provides supplemental retirement benefits to certain key senior executives selected by the Executive Compensation Committee. Mr. Hager was a beneficiary of the Executive Retirement Plan of Oryx Energy Company ("Oryx") prior to Oryx's merger with the Company. Accordingly, his benefits under the SERP are based on the greater of (i) his benefits determined in accordance with the provisions of the Oryx plan and (ii) his benefits determined in accordance with the Kerr-McGee plan. With respect to all participants, full benefits are payable upon retirement on or after age 60, and reduced benefits are payable upon retirement on or after age 52. SERP benefits are paid in an actuarially determined lump sum calculated to approximate a life annuity. The amount of the benefit is equal to a portion of the participant's final average monthly compensation less the sum of (1) the participant's monthly primary social security benefit (in the case of Mr. Hager, this may be limited to 30% of his monthly primary social security benefit) and (2) the participant's monthly benefits payable under the Company's other defined benefit plans. The portion of a participant's final average monthly compensation used to determine SERP benefits varies from 40% to 70% and depends on the participant's age at retirement and other factors. As of December 31, 2004, the estimated lump sum SERP benefit payable upon retirement to the executive officers named in the Summary Compensation Table, assuming (i) retirement at age 60 (retirement on December 31, 2004 for Mr. Crouch as he is older than 60), and (ii) salaries are maintained at their current level, is: Mr. Corbett, $12,550,728; Mr. Crouch, $2,117,472; Mr. Wohleber, $2,419,331; Mr. Hager, $691,813; and Mr. Pilcher, $1,147,803. The estimates do not include increases in base compensation or payments of cash bonuses after December 31, 2004, and are based on an interest rate of 6.5%. Cash bonuses paid in February 2005 do not affect the estimates described above.

CONTINUITY AGREEMENTS

        Continuity Agreements between the Company and its executive officers and certain key employees, including Messrs. Corbett, Crouch, Hager, Wohleber and Pilcher, provide certain benefits in the event of a qualifying termination that occurs in connection with a "change in control" of the Company.

        In the event of a qualifying termination of employment within two years after a change in control, such executive will be entitled to receive:

  •
  A lump sum cash payment equal to three times the executive's annual base salary, bonuses and perquisites (with such perquisites calculated at 7% of the executive's annual base salary);

  •
  Any accrued but unpaid compensation (including the pro-rata amount of any bonus); and

  •
  An amount representing additional savings plan contributions for a three-year period plus the present value of lost pension benefits under the Company's qualified defined benefit pension plans after giving effect to five years of credit for age and service in the benefit calculation.

        If the payment made to the officer causes the officer to be subject to an excise tax because the payment is a "parachute payment" (as defined in the Internal Revenue Code), then the payment shall be increased to compensate the executive for the excise tax. In addition, in the event of a qualifying termination, the officer will be entitled to:

  •
  A continuation of welfare benefits for up to three years;

  •
  Outplacement services;

  •
  Acceleration of vesting of all equity and equity-based awards; and

  •
  Amounts that such officer would otherwise be entitled to receive under Kerr-McGee's Supplemental Executive Retirement Plan (SERP) described more fully in the "Retirement Plans."

        A change in control means (a) a change in any two-year period in a majority of the members of the Board of the Company, as defined in the Continuity Agreement, (b) any person becoming the beneficial owner, directly or indirectly, of 25% or more of the Company's outstanding Common Stock, (c) with certain exceptions, the consummation of a merger or consolidation of the Company with any other corporation, a sale of 50% or more of the Company's assets, liquidation or dissolution of the Company or combination of the foregoing transactions other than such a transaction immediately following which the stockholders of the Company and any trustee or fiduciary of any Company employee benefit plan immediately prior to the transaction own at least 60% of the voting power of the surviving corporation(s), or (d) if a majority of the members of the Board in office immediately prior to a proposed transaction determine by written resolution that such proposed transaction, if taken, will be deemed a change in control and such proposed transaction is effected.

        The Company also has made provision under its Benefits Restoration Plan and the SERP for the crediting of additional years of age and service to certain executive officers, including the named executive officers, whose employment is terminated under the circumstances described above following a change in control of the Company.

PERFORMANCE GRAPH

        Set forth below is a line graph comparing the yearly percentage change in the cumulative total return to Stockholders on the Company's Common Stock against the cumulative total return of the Standard & Poor's 500 Index and the Standard & Poor's Oil Producer's Index for the five-year period 2000 through 2004.

CUMULATIVE TOTAL RETURN
Based upon an initial investment of $100 on December 31, 1999 with dividends reinvested

	Dec-99	Dec-00	Dec-01	Dec-02	Dec-03	Dec-04
Kerr-McGee Corp.	$100	$111	$94	$79	$86	$111
S&P © 500	$100	$91	$80	$62	$80	$89
S&P © Oil & Gas Exploration & Production	$100	$159	$126	$124	$153	$207

STOCKHOLDER PROPOSALS AND NOMINATIONS

        Stockholder proposals for the 2006 Annual Meeting must be received at the principal executive offices of the Company no later than [                        ], 2005, to be considered for inclusion in the Proxy Statement and form of proxy relating to the Annual Meeting in 2006.

        For any other proposal that a stockholder wishes to have considered at the 2006 Annual Meeting, and for any nomination of a person for election to the Board at the 2006 Annual Meeting, the Company must have received written notice of such proposal or nomination during the period beginning February 9, 2006, and ending March 1, 2006.

        Proposals and nominations that are not received by the dates specified will be considered untimely. In addition, proposals and nominations must comply with Delaware law, the ByLaws of the Company, and the rules and regulations of the Securities and Exchange Commission.

EXPENSES OF SOLICITATION

        The Company will bear the costs of the solicitation of proxies, which may include the cost of preparing, printing and mailing the proxy materials. In addition, the Company will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of common stock and obtain their voting instructions. The Company will reimburse those firms for their expenses in accordance with the rules of the SEC and the

New York Stock Exchange. Proxies may be solicited, without additional compensation, by directors, officers and employees of the Company by mail, personal interview, telephone, internet, facsimile or otherwise. In addition, the Company has retained Georgeson Shareholder Communications Inc. to assist in soliciting proxies, for which services the Company will pay a fee expected not to exceed $[            ] in the aggregate plus out-of-pocket expenses. Georgeson Shareholder Communications Inc. will employ approximately [            ] persons in connection with the solicitation of proxies.

        Expenses related to the solicitation of stockholders in excess of those normally spent for an annual meeting are expected to aggregate approximately $[            ], of which approximately $[            ] has been spent to date. EXHIBIT E SETS FORTH CERTAIN INFORMATION RELATING TO THE COMPANY'S DIRECTORS AND OFFICERS AND OTHER EMPLOYEES WHO MAY BE SOLICITING PROXIES ON THE COMPANY'S BEHALF.

OWNERSHIP OF STOCK OF THE COMPANY

Certain Beneficial Owners

        To the best of the Company's knowledge, no person beneficially owned more than 5% of any class of the Company's outstanding voting securities at the close of business on February 28, 2005, except as set forth below:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class*
Common Stock	NWQ Investment Management Company, LLC(1)	14,589,353	9.3%
Common Stock	Carl C. Icahn(2)	(2)	(2)
Common Stock	Jana Partners LLC(3)	(3)	(3)

*
Based on outstanding shares as of February 28, 2005, totaling 156,425,184

(1)
NWQ Investment Management Company, LLC, 2049 Century Park East, 4th Floor, Los Angeles, CA 90067, has sole power to vote 12,767,779 shares and sole power to dispose of 14,589,353 shares.
(2)
Carl C. Icahn, c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153. In a Schedule 13D filed on March 3, 2005, as amended by Amendment No. 1 to the Schedule 13D filed on March 11, 2005 (the "Icahn 13D"), by Carl C. Icahn ("Icahn") and certain of his affiliated entities (the "Icahn Affiliated Entities"), Icahn reported shared power to vote and dispose of 7,381,000 shares, or 4.72% of the total outstanding shares. The Icahn 13D stated that Icahn and the Icahn Affiliated Entities may be deemed to be a member of a "group" with Barry Rosenstein, Jana Partners LLC and Jana Master Fund Ltd. (the "Jana Parties") within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, although the Icahn 13D disclaims the existence of such a group. As a group, the combined ownership of Icahn, the Icahn Affiliated Entities and the Jana Parties would be 11,713,400 shares, or 7.49% of the outstanding shares.

(3)
Jana Partners LLC, 201 Post Street, Suite 1000, San Francisco, California 94108. In a Schedule 13D filed on March 3, 2005, as amended by Amendment No. 1 to the Schedule 13D filed on March 10, 2005 (the "Jana 13D"), by Jana Partners LLC ("Jana"), Jana reported sole power to vote and dispose of 4,332,400 shares, or 2.77% of the outstanding shares. The Jana 13D stated that Jana may be deemed to be a member of a "group" with certain of the Icahn Affiliated Entities for purposes of the Securities Exchange Act of 1934, although the Jana 13D disclaims the existence of such a group. As a group, the combined ownership of Icahn, the Icahn Affiliated Entities and Jana would be 11,713,400 shares, or 7.49% of the outstanding shares.

Directors and Management

        The following table sets forth the number of shares of Common Stock beneficially owned as of February 28, 2005, by each Director and nominee, each of the named executive officers and all directors and executive officers as a group, and the percentage represented by such shares of the total Common Stock outstanding on that date:

Name or Group	Number of Shares Beneficially Owned		Percent of Class*
William E. Bradford	29,894	(1)(2)
Luke R. Corbett	1,062,938	(2)
Sylvia A. Earle	15,852	(2)
David C. Genever-Watling	24,818	(1)(2)
Martin C. Jischke	19,176	(1)(2)
Leroy C. Richie	15,838	(1)(2)
William F. Wallace	29,943	(1)(2)
Farah M. Walters	21,566	(1)(2)
Ian L. White-Thomson	22,785	(1)(2)
Kenneth W. Crouch	229,481	(2)

David A. Hager	106,640	(2)
Gregory F. Pilcher	111,251	(2)
Robert M. Wohleber	218,875	(2)
All directors and executive officers as a group, including those named above	2,127,500	(1)(2)	1.4%

*
The percentage of shares beneficially owned by any single director, nominee or executive officer does not exceed 1%.
(1)
Includes shares in the Stock Deferred Compensation Plan for Non-Employee Directors.
(2)
Includes shares issuable upon the exercise of outstanding stock options that are exercisable within 60 days of February 28, 2005: 12,981 shares for Mr. Genever-Watling; 9,660 shares each for Mr. Bradford, Dr. Earle and Mr. White-Thomson; 7,999 shares each for Dr. Jischke, Mr. Richie and Ms. Walters; 24,139 shares for Mr. Wallace; 777,899 shares for Mr. Corbett; 150,833 shares for Mr. Crouch; 72,085 shares for Mr. Hager; 66,416 shares for Mr. Pilcher; 150,799 shares for Mr. Wohleber; and 1,466,050 shares for all directors and executive officers as a group.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and Stockholders owning more than 10% are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on the information furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2004, all applicable Section 16(a) filing requirements were complied with by the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities except that Dr. Earle made a late filing of a Form 4 to report the sale of shares on November 1, 2004.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

        George Christiansen is the Company's Vice President, Safety and Environmental Affairs. Mr. Christiansen's son, John, is employed in the Company's corporate communications department. John Christiansen's base salary in 2005 is $75,808, and the target for his 2005 bonus is 17% of his base salary.

OTHER MATTERS

        The Company does not know of any matters to be presented at the meeting other than those set out in the notice preceding this Proxy Statement. If any other matters should properly come before the meeting, it is intended that the persons named on the enclosed proxy will vote that proxy on such other matters at their discretion.

HOUSEHOLDING AND COMBINING ACCOUNTS

        The Company may deliver only one Proxy Statement and Annual Report to an address shared by multiple Stockholders unless the Company receives contrary instructions from one or more of the Stockholders. Any Stockholder at a shared address to which a single copy of the Proxy Statement and Annual Report have been sent who would like an additional copy of this Proxy Statement and Annual Report or future copies of Proxy Statements and Annual Reports may make a written or oral request to: UMB Bank, N.A., Securities Transfer Division, P. O. Box 410064, Kansas City, Missouri 64141-0064 or call 800-884-4225.

        Similarly, any Stockholders sharing an address and currently receiving multiple copies of Proxy Statements and Annual Reports may request that only a single copy of a Proxy Statement and Annual Report be delivered to them in the future. In addition, any Stockholder with multiple accounts (receiving multiple proxy cards) who wishes to consolidate the Stockholder's shares into a single account can do so by contacting UMB Bank at the address and telephone number above.

Gregory F. Pilcher
 Secretary

 Exhibit A

KERR-McGEE CORPORATION

AUDIT COMMITTEE

CHARTER

(as amended and restated March 2005)

I.     Statement of Purpose

        The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Kerr-McGee Corporation (the "Company") is a standing committee of the Board. The purpose of the Committee is to assist the Board in fulfilling its oversight responsibility relating to (i) the integrity of the Company's financial statements and financial reporting process and the Company's systems of internal accounting and financial controls; (ii) the performance of the internal auditing function; (iii) the annual independent audit of the Company's financial statements, the engagement of the independent auditors and the evaluation of the independent auditors' qualifications, independence and performance; (iv) the compliance by the Company with legal and regulatory requirements, including the Company's disclosure controls and procedures; (v) the evaluation of enterprise risk issues; and (vi) the fulfillment of the other responsibilities set out herein. The Committee shall also direct the production of the report of the Committee required to be included in the Company's annual proxy statement.

        In discharging its responsibilities, the Committee is not itself responsible for the planning or conduct of audits or for any determination that the Company's financial statements are complete and accurate or in accordance with generally accepted accounting principles ("GAAP"). Management is responsible for determining that the Company's financial statements are complete and accurate and in accordance with GAAP, and the independent auditors are responsible for the planning and conduct of audits.

II.    Organization

        A.    Charter.    At least annually, this charter shall be reviewed and reassessed by the Committee and any proposed changes shall be submitted to the Board for approval.

        B.    Members.    The members of the Committee shall be appointed by the Board and shall number at least three, who meet the independence, experience and expertise requirements of the New York Stock Exchange and applicable law. The Board shall also designate a Committee Chairperson. Any director who serves on the audit committees of more than two other publicly traded companies shall not be qualified to serve as a member of the Committee.

        C.    Meetings.    The Committee shall meet four times annually; additional meetings may be scheduled as required. In planning the annual schedule of meetings, the Committee shall ensure that sufficient opportunities exist for its members to meet separately with the independent auditors and with the head of internal audit, without management present, and to meet separately with management, without the independent auditors and/or the head of internal audit present.

        D.    Quorum; Action by Committee.    A quorum at any Committee meeting shall be a majority of its members but not fewer than two members. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held, except as specifically provided

1

herein (or where only two members are present, by unanimous vote). Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

        E.    Agenda, Minutes and Reports.    The Chairperson of the Committee shall be responsible for establishing the agendas for meetings of the Committee. An agenda shall be sent to members of the Committee prior to each meeting. Minutes for all meetings of the Committee shall be prepared and submitted for approval at a subsequent meeting of the Committee. The Committee shall make regular reports to the Board, including reviewing with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors or the performance of the internal auditor.

III.  Responsibilities

        The following shall be the principal responsibilities of the Committee.

        A.    Engagement of Independent Auditors.    The Committee shall engage the independent auditors, including in connection with any non-audit services, and shall oversee, evaluate and, where appropriate, replace the independent auditors. The Committee is responsible for approving the fees paid to the independent auditors, including in connection with any non-audit services.

        B.    Pre-Approval of Audit and Non-Audit Services.    The Committee shall approve in advance any audit or non-audit service provided to the Company by the independent auditors, all as required by applicable law or listing standards. The Committee may delegate pre-approval authority to one or more members of the Committee. If pre-approval authority is delegated, the delegate must report back to the Committee at the first Committee meeting following any approval.

        C.    Determination as to Independence and Performance of Independent Auditors.    The Committee shall receive periodic reports from the independent auditors as required by the Independence Standards Board (or any successor body) regarding the auditors' independence, which shall be not less frequently than annually. The Committee shall discuss such reports with the auditors, and take appropriate action to satisfy itself of the independence of the auditors. The Committee shall review the performance and competitiveness of the Company's independent auditors and the lead audit partner annually. In doing so, the Committee shall consult with management and the head of internal audit and shall obtain and review a report by the independent auditors describing their internal control procedures, issues raised by their most recent internal quality control review, or peer review (if applicable), or by any inquiry or investigation by governmental or professional authorities for the preceding five years and the response of the independent auditors and any relationship between the independent auditors and the Company. The Committee shall consider whether it is appropriate to adopt a policy of rotating independent auditors on a periodic basis. Any selection of the auditors by the Committee may be made subject to stockholders' approval, as determined by the Board.

        D.    Determination as to Performance of Internal Auditors.    The Committee shall annually review the performance of the internal auditors. The review shall include review of the responsibilities, budget and staffing of the internal audit function. If the internal audit services are outsourced, the Committee shall be responsible for the engagement, evaluation and termination of the internal audit service providers and shall approve fees paid to the internal audit service providers.

        E.    Audits by Internal and Independent Auditors.    The Committee shall discuss with the internal auditor and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and other factors that may affect the effectiveness and timeliness of such audits. In this connection, the Committee shall discuss with management, the internal auditor and the

2

independent auditors the Company's major risk exposures (whether financial, operating or otherwise), the adequacy and effectiveness of the accounting and financial controls, and the steps management has taken to monitor and control such exposures and manage legal compliance programs, among other considerations that may be relevant to their respective audits. The Committee shall review with management and the independent auditors management's annual internal control report, including any attestation of same by the independent auditors. Management and the internal auditor shall report periodically to the Committee regarding any significant deficiencies in the design or operation of the Company's internal controls, material weaknesses in internal controls and any fraud (regardless of materiality) involving persons having a significant role in the internal controls, as well as any significant changes in internal controls implemented by management during the most recent reporting period of the Company.

        F.    Review of Disclosure Controls and Procedures.    The Committee shall review with management, the independent auditors and/or the internal auditor the Company's disclosure controls and procedures and shall review periodically management's conclusions about the efficacy of such disclosure controls and procedures, including any significant deficiencies in, or material non-compliance with, such controls and procedures.

        G.    Review of Annual SEC Filings.    The Committee shall review with management and the independent auditors and evaluate the financial information to be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K), including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations." In conducting such review, the Committee shall take into consideration its analysis of the Company's accounting principles and decisions, internal controls and disclosure policy. The Committee shall also discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, applicable law or listing standards, including matters required to be discussed by Statement on Auditing Standards No. 61, "Audit Committee Communications," as amended by Statement on Auditing Standards No. 90, "Audit Committee Communications." Based on such review and discussion, the Committee shall make a determination whether to recommend to the Board that the audited financial statements be included in the Company's Form 10-K.

        H.    Review of Quarterly SEC Filings and Other Communications.    The Committee shall review and discuss with management and the independent auditors the quarterly financial information included in the Company's Quarterly Reports on Form 10-Q, including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and shall discuss any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, applicable law or listing standards. The Chair of the Committee shall participate in a meeting or conference call with the Company's Controller and independent auditor prior to the issuance of any earnings press release. The Committee shall review the Company's earnings press releases and financial information and earnings guidance periodically provided to analysts and rating agencies (which may consist of a discussion of the types of information to be provided and types of presentation to be made) to the extent required by applicable law or listing standards. The Committee shall also discuss with the independent auditors the results of the independent auditors' review of the Company's quarterly financial information conducted in accordance with Statement on Auditing Standards No. 71, "Interim Financial Information."

        I.    Review of Certain Matters with Internal and Independent Auditors.    The Committee shall review periodically with management and the independent auditors the effect of new or proposed regulatory and accounting initiatives on the Company's financial statements and other public disclosures.

        J.    Consultation with Independent Auditors.    The Committee shall review with the independent auditors any problems or difficulties the auditors may have encountered in connection with the annual

3

audit or otherwise and any management letter provided by the auditors and the Company's response to that letter. Such review shall address any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, any disagreements with management regarding generally accepted accounting principles and other matters, and the effect of alternative GAAP methods on the financial statements. Such review also shall include discussion of adjustments to the financial statements that were recommended by the independent auditors but "passed." If there are material disagreements between management and the independent auditor, the Committee shall work to resolve such disagreements. The review with the independent auditors shall also include discussion of the responsibilities, budget and staffing of the Company's internal audit function.

        K.    Preparation of Report for Proxy Statement.    The Committee shall direct the production of the report required to be included in the Company's annual proxy statement, all in accordance with applicable rules and regulations.

        L.    Policies for Employment of Former Audit Staff.    The Committee shall establish guidelines for the Company's hiring of former employees of the independent auditors, which shall meet the requirements of applicable law and listing standards.

        M.    Legal, Accounting and Regulatory Compliance.    The Committee shall periodically review with management and/or the auditors the Company's compliance with applicable law and listing standards. The Committee shall also establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

        N.    Transactions with Related Parties.    The Committee shall review the nature of transactions by the Company with related parties that are required to be disclosed in the Company's annual proxy statement.

        O.    Consultants.    The Committee shall have full authority to retain outside legal, accounting or other consultants to advise the Committee.

        P.    Performance Evaluation.    The Board or, pursuant to delegation by the Board, the Committee shall evaluate the performance of the Committee on an annual basis according to criteria developed by the Corporate Governance and Nominating Committee for such evaluation.

        Q.    Delegation.    The Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Committee.

        R.    Other Delegated Responsibilities.    The Committee shall also carry out such other duties that may be delegated to it by the Board from time to time.

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 Exhibit B

DIRECTOR INDEPENDENCE STANDARDS

        A member of the Board of Directors of Kerr-McGee Corporation (the "Company") who satisfies the following requirements is not considered to have a material relationship with the Company and is deemed to be independent.

  a)
  within the prior three years the director was not an employee and none of the director's immediate family members was an executive officer of the Company or any of its subsidiaries;

  b)
  neither the director nor any of the director's immediate family members received during any twelve-month period within the prior three years more than $100,000 in direct compensation from the Company or any of its subsidiaries other than:

  (i)
  director and committee fees;

  (ii)
  pension or other forms of deferred compensation for prior service; provided, however, that such compensation is not contingent in any way on continued service;

  (iii)
  with respect to the director, compensation received for former service as an interim Chairman or interim executive officer; and

  (iv)
  with respect to the director's immediate family members compensation received as an employee of the Company or any of its subsidiaries;

  c)
  the director is not a current partner or employee of the firm that acts as internal or external auditor of the Company or any of its subsidiaries and, within the prior three years, did not personally work on the audit of the Company or any of its subsidiaries as a partner or employee of such a firm;

  d)
  neither the director nor any of the director's immediate family members was within the prior three years employed as an executive officer of another company where any of the Company's or its subsidiaries' present executives served at the time on that company's compensation committee;

  e)
  the director is not a current employee of, and none of the director's immediate family members is an executive officer of, another company that has made payments to, or received payments from (excluding contributions to tax exempt organizations), the Company or any of its subsidiaries for property or services in an amount which in any of the prior three fiscal years exceeded the greater of $1 million or 2% of the other company's consolidated gross revenues;

  f)
  neither the director nor the director's spouse, minor children or adult children sharing the director's home is an executive officer or director of or has an interest in a charitable organization that received contributions from the Company or any of its subsidiaries in an amount which in any single fiscal year exceeds $100,000, unless the Board determines that the relationship is not material; and

  g)
  none of the director's immediate family members (i) is a current partner of the firm that acts as internal or external auditor of the Company or any of its subsidiaries, (ii) is a current employee of such a firm and participates in the firm's audit, assurance or tax compliance (but not tax planning) practice or (iii) within the prior three years, personally worked on the audit of the Company or any of its subsidiaries as a partner or employee of such a firm.

        For purposes of these Director Independence Standards, the term "executive officer" has the same meaning specified for the term "officer" in Rule 16a-1(f) under the Securities Exchange Act of 1934 and the term "immediate family member" means the director's spouse, parents, children, siblings, in-laws or persons (other than a domestic employee) who share the director's home.

 Exhibit C

KERR-McGEE CORPORATION 2005 LONG TERM INCENTIVE PLAN

KERR-McGEE CORPORATION 2005 LONG TERM INCENTIVE PLAN

TABLE OF CONTENTS

Article		Page
I	Purpose	1
II	Definitions	1
III	Administration	3
IV	Eligibility	4
V	Limitations on Awards	4
VI	Stock Options	5
VII	Stock Appreciation Rights	6
VIII	Restricted Stock	6
IX	Performance Awards	7
X	Adjustment Upon Changes in Stock	7
XI	Change in Control	8
XII	Miscellaneous	9
XIII	Amendment and Termination	10
XIV	Duration of the Plan	10

i

KERR-McGEE CORPORATION 2005 LONG TERM INCENTIVE PLAN

Article I

Purpose

        The purpose of the Kerr-McGee Corporation 2005 Long Term Incentive Plan (the "Plan") is to provide incentive opportunities for Non-Employee Directors and key employees, and to align their personal financial interest with the Company's stockholders. The Plan includes provisions for stock options, stock appreciation rights, restricted stock and performance related awards.

Article II

Definitions

  a)
  "Award" shall mean an award under the Plan of Options, SARs, Restricted Stock or a Performance Award.

  b)
  "Board or Board of Directors" shall mean the Board of Directors of the Company.

  c)
  "Cause" shall mean (i) the continued failure of the Employee to perform substantially all of his or her duties as an Employee (other than any such failure resulting from incapacity due to physical or mental illness); (ii) the willful engaging by the Employee in gross misconduct which is materially and demonstrably injurious to the Company; or (iii) the conviction of, or plea of guilty or nolo contendere to, a felony.

  d)
  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

  e)
  "Company" shall mean Kerr-McGee Corporation and any successor corporation by merger or otherwise.

  f)
  "Committee" shall mean a committee of two (2) or more members of the Board appointed by the Board of Directors to administer the Plan pursuant to Article III herein. A person may serve on the Committee only if he or she is a "non-employee director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and satisfies the requirements of an "outside director" for purposes of Section 162(m) of the Code.

  g)
  "Employee" shall mean any person employed by the Company, a Subsidiary or Limited Liability Company on a full-time salaried basis, including officers thereof. The term "Employee" shall not include a person hired as an independent contractor, leased employee, consultant or a person otherwise designated by the Company at the time of hire as not eligible to participate in the Plan, even if such person is determined to be an "employee" by any governmental or judicial authority.

  h)
  "Fair Market Value" of Stock shall mean the average of the highest price and the lowest price at which Stock shall have been sold on the applicable date as reported in the Wall Street Journal as New York Stock Exchange Composite Transactions for that date. In the event that the applicable date is a date on which there were no such sales of Stock, the Fair Market Value of Stock on such date shall be the average of the highest price and the lowest price at which Stock shall have been sold on the last trading day preceding such date.

  i)
  "Incentive Stock Option" or "ISO" shall mean an Option which complies with the terms and conditions set forth in Section 422 of the Code and applicable regulations thereunder. Options designated as ISOs shall be interpreted and administered in order to comply with all the provisions of Section 422 of the Code and applicable regulations, including without limitation the requirement that the aggregate Fair Market Value (determined at the time the Option is

1

    granted) of Stock with respect to which ISOs are exercisable for the first time by an individual during a calendar year under all plans of the Company, any Subsidiary and any LLC shall not exceed $100,000.

  j)
  "Indicators of Performance" shall mean the following criteria used by the Committee to establish a performance goal under Section 3.4: Pretax Income, Net Income, Earnings Per Share, Sales Volume, Revenue, Expenses, Return on Assets, Return on Equity, Return on Investment, Net Profit Margin, Operating Profit Margin, Cash Flow, Total Stockholder Return, Capitalization, Liquidity, Reserve Adds or Replacement, Finding and Development Costs, Production Volume, Results of Customer Satisfaction Surveys and other measures of Quality, Safety, Productivity, Cost Management or Process Improvement.

  k)
  "Limited Liability Company" or "LLC" shall mean any Limited Liability Company in which the Company or a Subsidiary owns fifty percent (50%) or more of the Limited Liability Company.

  l)
  "Non-Employee Director" shall mean any person serving as a director of the Company who is not an employee of the Company.

  m)
  "Option" or "Stock Option" shall mean a right granted under the Plan to an Optionee to purchase a stated number of shares of Stock at a stated exercise price.

  n)
  "Optionee" shall mean an Employee or Non-Employee Director who has received a Stock Option granted under the Plan.

  o)
  "Performance Award" shall mean an Award issued under Article IX.

  p)
  "Performance Period" shall mean a period established by the Committee of not less than one year during which performance shall be measured under a Performance Award.

  q)
  "Restricted Stock" shall mean Stock which is issued pursuant to Article VIII of the Plan.

  r)
  "Restriction Period" shall mean that period of time as determined by the Committee during which Restricted Stock is subject to such terms, conditions and restrictions as shall be assigned by the Committee.

  s)
  "Retirement" shall mean retirement of an Employee after attaining age and service requirements of the Company pension plan in which the employee participates. For this purpose, "service" for U.S. Employees shall be measured under the rules for determining vesting service under the Kerr-McGee Corporation Retirement Plan for U.S. Employees. "Retirement" for Non-Employee Directors shall mean termination from service on the Board for any reason other than Total Disability or death.

  t)
  "Stock" shall mean the common stock of the Company.

  u)
  "Stock Appreciation Right" or "SAR" shall mean a right granted in accordance with Article VII of the Plan.

  v)
  "Subsidiary" shall mean any corporation (other than the Company) in which the Company, a Subsidiary or a Limited Liability Company of the Company owns fifty percent (50%) or more of the total combined voting power of all classes of stock, provided that, with regard to Incentive Stock Options, "Subsidiary" shall have the meaning provided under Section 424(f) of the Code.

  w)
  "Total Disability" and "Totally Disabled" shall have such meaning as that defined under the Company's group insurance plan covering total disability and determinations of Total Disability shall be made by the insurance company providing such coverage on the date on which the Employee, whether or not eligible for benefits under such insurance plan, becomes

2

    Totally Disabled. However, in the absence of such insurance plan or in the event the individual is a Non-Employee Director, the Committee shall make such determination.

Article III

Administration

        3.1   The Committee. The Plan shall be administered by the Committee. Subject to such approvals and other authority as the Board may reserve to itself from time to time, the Committee shall, consistent with the provisions of the Plan, from time to time establish such rules and regulations and appoint such agents as it deems appropriate for the proper administration of the Plan, and make such determinations under, and such interpretations of, and take such steps in connection with the Plan or the Awards as it deems necessary or advisable.

        3.2   Authority of the Committee. Subject to the provisions herein, the Committee shall have the full power (a) to determine the Employees and Non-Employee Directors who shall receive Awards under the Plan, (b) to determine the size and types of Awards to be issued under the Plan, (c) to determine the terms and conditions of such Awards in a manner consistent with the Plan, (d) to construe and interpret the Plan and any agreement or instrument entered into under the Plan, and resolve any ambiguities with respect to any of the terms and provisions hereof as written and as applied to the operation of the Plan, (e) to establish, amend or waive rules and regulations for the Plan's administration, and (f) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the sole discretion of the Committee as provided in the Plan and subject to the limitations and restrictions otherwise applicable under the Plan, including those contained in Article XIII which among other restrictions prohibit the repricing of options without further shareholder approval. Notwithstanding the foregoing, the Committee shall not amend an Award in a manner that would have a materially adverse effect on the grantee's rights or obligations under the Award without the consent of the grantee.

        The Committee may take any action consistent with the terms of the Plan which the Committee deems necessary to comply with any laws or regulatory requirements of a foreign country or to avoid adverse tax consequences under any such law or requirements. Such actions may include modifying the terms and conditions governing any Awards, including issuing restricted stock units in lieu of Restricted Stock, or establishing any local country plans as sub-plans to this Plan, each of which may be attached as an appendix hereto.

        As permitted by law, the Committee may delegate its authority hereunder, including without limitation delegating to a Company officer the authority to issue Awards covering a specified number of shares of Stock to Employees who are not officers.

        3.3   Decisions Binding. All determinations and decisions of the Committee as to any disputed question arising under the Plan or an Award, including questions of construction and interpretation, shall be final, binding and conclusive upon all parties.

        3.4   Awards Subject to Performance Goals. The Committee may determine that an Award shall be subject to the satisfaction of such performance goals as established by the Committee. As determined by the Committee, achievement of the performance goals may be measured (a) individually, alternatively or in any combination, (b) with respect to the Company, a subsidiary, division, business unit, product line, product, or any combination of the foregoing, or (c) on an absolute basis, or relative to a target, to a designated comparison group, to results in other periods, to an index, or to other external measures.

        In determining whether a performance goal is met, the Committee may exclude the impact of any event or occurrence which the Committee determines should appropriately be excluded, such as a restructuring or other nonrecurring charge, an event either not directly related to the operations of the

3

Company or not within the reasonable control of the Company's management, or a change in accounting standards required by U. S. generally accepted accounting principles.

        For an Award that is subject to performance goals and that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the following additional provisions shall apply: (a) the applicable performance goals will be based on one or more Indicators of Performance, (b) the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award upon attainment of the performance goals, (c) the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the grantee, or under such other conditions where such waiver will not jeopardize the treatment of other Awards as "performance-based compensation" under Section 162(m), and (d) the Award shall otherwise comply with the requirements of Section 162(m), or any successor provision thereto, and the regulations thereunder.

        3.5   Effect of Code Section 409A. To the extent that any Award under this plan is or may be considered to involve a nonqualified deferred compensation plan or deferral subject to Section 409A of the Code, the terms and administration of such Award shall comply with the provisions of such Section, applicable IRS guidance and good faith reasonable interpretations thereof and, to the extent necessary, shall be modified, replaced, or terminated in the discretion of the Committee.

Article IV

Eligibility

        Those Employees who, in the judgment of the Committee, may contribute to the profitability and growth of the Company, a Subsidiary, or Limited Liability Company and all Non-Employee Directors, shall be eligible to receive Awards under the Plan, provided that only Employees shall be eligible for grants of ISOs.

Article V

Limitations on Awards

        5.1   Limits on Issuance of Shares. The Stock to be distributed under the Plan may be either authorized and issued shares or unissued shares, including but not limited to shares held as treasury shares. The maximum number of shares of Stock which may be issued under the Plan shall not exceed, in the aggregate, 10 million (10,000,000). The following additional limitations shall apply to the issuance of Stock under the Plan pursuant to various types of Awards:

	Type of Awards	Maximum Issuance
(a)	Restricted Stock and Performance Awards shares to Employees	3,000,000 shares
(b)	Stock Options and Restricted Stock to Non-Employee Directors, but no more than 100,000 shares of Restricted Stock	300,000 shares
(c)	Incentive Stock Options	1,000,000 shares

Any shares of Stock that are subject to an Award which for any reason lapses, is cancelled, or is terminated without the issuance of such shares shall again be available for Awards under the Plan.

        5.2   Limits on Awards to Employees. No Employee shall be awarded, during the term of the Plan, (a) Restricted Stock covering more than 400,000 shares of Stock, or (b) Options and SARS covering more than 1,750,000 shares of Stock. No Employee shall be granted Performance Awards under Article IX during a calendar year that could result in a payment of more than $5,000,000 in cash and/or shares of Stock, based on the Fair Market Value of the Stock as of the first day of the performance period.

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Article VI

Stock Options

        6.1   Grant of Options.

          (a)   The Committee may, at any time and from time to time, grant Options under the Plan to eligible Employees or Non-Employee Directors, for such numbers of shares and having such terms as the Committee shall designate, subject to the provisions of the Plan. The Committee will also determine the type of Option granted (e.g., ISO, nonstatutory, other statutory Options as from time to time may be permitted by the Code) or a combination of various types of Options. The date on which an Option shall be granted shall be the date of the Committee's authorization of such grant. Any individual at any one time and from time to time may hold more than one Option granted under the Plan or under any other Stock plan of the Company.

          (b)   Each Option shall be evidenced by a Stock Option Agreement in such form and containing such provisions consistent with the provisions of the Plan as the Committee from time to time shall approve.

        6.2   Exercise Price. The price at which shares of Stock may be purchased under an Option shall not be less than 100% of the Fair Market Value of the Stock on the date the Option is granted.

        6.3   Option Period. The period during which an Option may be exercised shall be determined by the Committee; provided, that such period will not be longer than ten years from the date on which the Option is granted in the case of ISOs, and ten years and one day in the case of other Options. The date or dates on which portion(s) of an Option may be exercised during the term of an Option shall be determined by the Committee and may vary from Option to Option. The Committee may also determine to accelerate the time at which portion(s) of an outstanding Option may be exercised.

        6.4   Termination of Service. An Option shall terminate and may no longer be exercised three months after the Optionee ceases to be an Employee for any reason other than termination for Cause, Total Disability, death or Retirement. Unless an Employee's Stock Option Agreement provides otherwise, all Options shall terminate and may no longer be exercised upon an Optionee's termination for Cause. If an Employee's employment is terminated by reason of Total Disability or Retirement, all Options held by the Employee will vest and may be exercised within the period not to exceed the lesser of four years following such termination or the remaining term of the Option award. If the Optionee is an Employee and dies while in the employ of the Company, a Subsidiary or LLC, the vesting provisions of an Option held by the Employee will lapse and such Option may, within the lesser of four years after the Optionee's death or the remaining term of the Option award, be exercised by the legal representative of the Optionee's estate, or if it has been distributed as part of the estate, by the person or persons to whom the Optionee's rights under the Option shall pass by will or by the applicable laws of descent and distribution. If a Non-Employee Director's service is terminated due to Retirement or Total Disability, all Options held by the Non-Employee Director will vest and such Options may be exercised within the remainder of the Option's term. If a Non-Employee Director dies while in the service of the Company, all Options held by the Non-Employee Director will vest and such Options may be exercised within the remainder of the term of the Option by the legal representative of the Optionee's estate, or if it has been distributed as part of the estate, by the person or persons to whom the Optionee's rights under the Option shall pass by will or by the applicable laws of descent and distribution. In no event may an Option be exercised to any extent by anyone after the expiration or termination of the Option.

5

        6.5   Payment for Shares.

        To the extent permitted under applicable law and the relevant Stock Option Agreement, the exercise price of an Option shall be paid to the Company in full at the time of exercise at the election of the Optionee (1) in cash, (2) in shares of Stock having a Fair Market Value equal to the aggregate exercise price of the Option and satisfying such other requirements as may be imposed by the Committee, (3) partly in cash and partly in such shares of Stock, (4) to the extent permitted by the Committee, through the withholding of shares of Stock (which would otherwise be delivered to the Optionee) with an aggregate Fair Market Value on the exercise date equal to the aggregate exercise price of the Option or (5) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate exercise price of the Option. The Committee may limit the extent to which shares of Stock may be used in exercising Options. No Optionee shall have any rights to dividends or other rights of a stockholder with respect to shares of Stock subject to an Option until the Optionee has given written notice of exercise of the Option, paid in full for such shares of Stock and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

Article VII

Stock Appreciation Rights

        7.1   Grant. An SAR shall represent a right to receive a payment in cash equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over an amount (the SAR exercise price) which shall be no less than the Fair Market Value of the shares on the date the SAR was granted (or the option price for SARs granted in tandem with an Option), as set forth in the applicable Award agreement. Each SAR shall be evidenced by an Award agreement that shall specify the SAR exercise price, the duration of the SAR, the number of shares of stock to which the SAR pertains, whether the SAR is granted in tandem with the grant of an Option or is freestanding, and such other provisions as the Committee shall determine. SARs shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve and which shall be set forth in the applicable Award agreement, which need not be the same for each grant of for each grantee.

        7.2   Exercise. SARs granted in tandem with the grant of an Option may be exercised for all or part of the shares of Stock subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. SARs granted in tandem with the grant of an Option may be exercised only with respect to the shares of Stock for which its related Option is then exercisable. SARs granted independently from the grant of an Option may be exercised upon the terms and conditions contained in the applicable Award agreement.

        7.3   Termination. The Award agreement for a SAR shall set forth the extent to which a grantee shall have the right to exercise an SAR following termination of the grantee's service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all SARs, and may reflect distinctions based on the reasons for termination.

Article VIII

Restricted Stock

        8.1   Terms of Grant. At the time of making a grant of Restricted Stock or making payment of an Award in Restricted Stock to an Employee or Non-Employee Director, the Committee shall establish a Restriction Period and assign such terms, conditions and other restrictions to the Restricted Stock as it shall determine.

6

        8.2   Restricted Stock—Rights. Restricted Stock will be represented by a Stock certificate registered in the name of the Restricted Stock recipient. Such certificate, accompanied by a separate duly endorsed stock power, shall be deposited with the Company. The recipient shall be entitled to receive dividends during the Restriction Period and shall have the right to vote such Restricted Stock and all other stockholder's rights, with the exception that (i) the recipient will not be entitled to delivery of the Stock certificate during the Restriction Period, (ii) the Company will retain custody of the Restricted Stock during the Restriction Period and (iii) a breach of the terms and conditions established by the Committee pursuant to the Award will cause a forfeiture of the Restricted Stock. The Committee may, in addition, prescribe additional restrictions, terms and conditions upon or to the Restricted Stock.

        8.3   Termination of Service. If an Employee or Non-Employee Director terminates service by reason of Total Disability, death or Retirement prior to the expiration of a Restriction Period for a grant of Restricted Stock, the Restriction Period will lapse and the shares will be delivered to the recipient. Unless the Committee provides otherwise, a termination of service for other reasons prior to the expiration of the applicable Restriction Period will result in the forfeiture of the Restricted Stock.

        8.4   Restricted Stock Agreement. Each grant of, or payment of an Award in, Restricted Stock shall be evidenced by a Restricted Stock Agreement in such form and containing such terms and conditions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve.

Article IX

Performance Awards

        9.1   Eligibility for Awards. The Committee shall designate Employees as eligible to receive Performance Awards under the Plan and shall establish applicable Performance Periods and performance goals for any such Awards.

        9.2   Performance Awards. Performance Awards may be in the form of performance shares, which are units valued by reference to shares of Stock or performance units, which are units valued by reference to financial measures or property other than Stock, and shall be subject to such terms and conditions and other restrictions as the Committee shall assign. At the time of making grants of Performance Awards, the Committee shall establish such terms and conditions as it shall determine applicable to such Awards. Performance Awards may be paid out in cash, Stock, Restricted Stock, other property or a combination thereof. Recipients of Performance Awards are not required to provide consideration other than the rendering of service.

        9.3   Partial Performance Period Participation. Subject to applicable restrictions under Section 162(m) of the Code, the Committee shall determine the extent to which an Employee shall participate in a partial Performance Period because of becoming eligible after the beginning of such Performance Period. In the event an Employee terminates employment due to death, Total Disability or Retirement after completing at least one month of the Performance Period for an Award, such Employee shall be entitled to a pro rata portion of the Award if the applicable performance goals are met, payable in accordance with procedures established by the Committee. Unless the Committee provides otherwise, if an Employee terminates employment for any other reason prior to the end of a Performance Period for an Award, he shall not be entitled to any payment under the Award.

Article X

Adjustment Upon Changes In Stock

        Subject to the limitations of Article XIII, the Committee shall appropriately adjust the number of shares or kind of Stock which may be issued pursuant to this Plan, the other limits on Stock issuable under the Plan under Article V, and the number of shares covered by, and the exercise price of, each outstanding Award, for any increase or decrease in the total number of issued and outstanding Stock

7

(or change in kind) resulting from any change in the Stock through a merger, consolidation, reorganization, recapitalization, subdivision or consolidation of shares or other capital adjustment or the payment of a stock dividend or other increase or decrease (or change in kind) in such shares. In the event of any such adjustment, fractional shares shall be eliminated.

Article XI

Change In Control

        Notwithstanding anything to the contrary in the Plan, in the event of a Change in Control:

          (i)    If during a Restriction Period(s) applicable to Restricted Stock issued under the Plan, all restrictions imposed hereunder on such Restricted Stock shall lapse effective as of the date of the Change in Control;

          (ii)   If during a Performance Period(s) applicable to a Performance Award granted under the Plan, an Employee shall earn the number of performance shares or performance units which the Employee would have earned as if target performance under the Award was obtained; and

          (iii)  Any outstanding Options or SARs that are not exercisable shall become exercisable effective as of the date of a Change in Control. If a grantee's employment or service is terminated within 24 months of the effective date of a Change in Control, to the extent that any Option or SAR was exercisable at the time of the grantee's termination, such Option or SAR may be exercised within four years following the date of termination or expiration of the Award if sooner.

        For purposes of the Plan, a "Change in Control" shall be deemed to have occurred if:

        (a)   Any person ("Person") as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as used in Section 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act, but excluding the Company and any subsidiary and any employee benefit plan sponsored or maintained by the Company or any subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities (other than indirectly as a result of the Company's redemption of its securities); or

        (b)   The consummation of any merger or other business combination of the Company, sale of 50% or more of the Company's assets, liquidation or dissolution of the Company or combination of the foregoing transactions (the "Transactions") other than a Transaction immediately following which the shareholder of the Company and any trustee or fiduciary of any Company employee benefit plan immediately prior to the Transaction own at least 60% of the voting power, directly or indirectly, of (A) the surviving corporation in any such merger or other business combination; (B) the purchaser or successor to the Company's assets; (C) both the surviving corporation and the purchaser in the event of any combination of Transactions; or (D) the parent company owning 100% of such surviving corporation, purchaser or both the surviving corporation and the purchaser, as the case may be; or

        (c)   Within any twenty-four month period, the persons who were directors immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of a successor to the Company. For this purpose, any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors (so long as such director was not nominated by a person who commenced or threatened to commence an election contest or proxy solicitation by or on behalf of a Person (other than the Board) or who has

8

entered into an agreement to effect a Change in Control or expressed an intention to cause such a Change in Control); or

        (d)   A majority of the members of the Board of Directors in office immediately prior to a proposed transaction determine by a written resolution that such proposed transaction, if taken, will be deemed a Change in Control and such proposed transaction is consummated.

Article XII

Miscellaneous

        12.1    Effect on Other Plans.    Except as otherwise required by law, no action taken under the Plan shall be taken into account in determining any benefits under any pension, retirement, thrift, profit sharing, group insurance or other benefit plan maintained by the Company or any Subsidiaries, unless such other plan specifically provides for such inclusion.

        12.2    Transfer Restrictions.    Except as provided in Article XII, Section 12.3, no Award shall be transferable other than by will or the laws of descent and distribution. Any Option or SAR shall be exercisable (i) during the lifetime of the grantee, only by the grantee or, to the extent permitted by the Code, by an appointed guardian or legal representative of the grantee, and (ii) after death of the grantee, only by the grantee's legal representative or by the person who acquired the right to exercise such Option or SAR by bequest or inheritance or by reason of the death of the grantee.

        12.3    Transfer of Options.    The Committee may, in its discretion, authorize all or a portion of the Options to be granted to an Optionee to be on terms which permit transfer by such Optionee to an immediate family member of the Optionee who acquires the options from the Optionee through a gift or a domestic relations order. For purposes of this Article XII, Section 12.3, "family member" includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, trusts for the exclusive benefit of these persons and any other entity owned solely by these persons, provided that the Stock Option Agreement pursuant to which such Options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section and provided further that subsequent transfers of transferred options shall be prohibited except those in accordance with Article XII, Section 12.2. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events of termination of service of Article VI, Section 6.4 hereof shall continue to be applied with respect to the original Optionee, following which the options shall be exercisable by the Transferee only to the extent and for the periods specified in Article VI, Section 6.4.

        12.4    Withholding Taxes.    The Company shall have the right to withhold from any settlement hereunder any federal, state, or local taxes required by law to be withheld, or require payment in the amount of such withholding. If settlement hereunder is in the form of Stock, such withholding may be satisfied by the withholding of shares of Stock by the Company, unless the grantee shall pay to the Company an amount sufficient to cover the amount of taxes required to be withheld, and such withholding of shares does not violate any applicable laws, rules or regulations of federal, state or local authorities.

        12.5    Transfer of Employment and Leave of Absence.    Transfer of employment between the Company, a Subsidiary or Limited Liability Company, or between Limited Liability Companies and Subsidiaries shall not constitute termination of employment for the purpose of the Plan. Whether any leave of absence shall constitute termination of employment for the purposes of the Plan shall be determined in each case by the Committee.

9

        12.6    Administrative Expenses.    All administrative expenses associated with the administration of the Plan shall be borne by the Company.

        12.7    Titles and Headings.    The titles and headings of the articles in this Plan are for convenience of reference only and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

        12.8    No Guarantee of Continued Employment.    No grant of an Award to an Employee under the Plan or any provisions thereof shall constitute any agreement for or guarantee of continued employment by the Company and no grant of an Award to a Non-Employee Director shall constitute any agreement for or guarantee of continuing as a Non-Employee Director.

        12.9    Proceeds.    The proceeds received by the Company from the sale of Stock under the Plan shall be added to the general funds of the Company and shall be used for corporate purposes as the Board shall direct.

        12.10    Governing Law.    The Plan shall be governed and construed in accordance with the laws of Delaware, except to the extent that federal law applies.

        12.11    Award Deferrals.    Employees who are eligible to participate in the Kerr-McGee Corporation Executive Deferred Compensation Plan (the "EDCP") may elect to defer receipt of amounts under an Award in accordance with the terms of the EDCP. Non-Employee Directors who are eligible to participate in the Kerr-McGee Corporation Deferred Compensation Plan for Non-Employee Directors (the "Directors Plan") may elect to defer receipt of amounts under an Award in accordance with the terms of the Directors Plan.

Article XIII

Amendment And Termination

        The Board may at any time terminate or amend this Plan in such respect as it shall deem advisable. Notwithstanding the foregoing, the Board may not, without further approval of the stockholders of the Company, amend the Plan in a manner that requires such approval under the rules of the New York Stock Exchange, the Code, or any other applicable law, including any amendment that materially increases the maximum number of shares of Stock issuable under the Plan or results in the repricing of Options. No amendment or termination of the Plan shall, without the consent of the grantee of an Award, have a materially adverse effect on the grantee's rights or obligations under the Award.

Article XIV

Duration Of The Plan

        The effective date of this Plan shall be May 10, 2005. If not sooner terminated by the Board, this Plan shall terminate on May 10, 2015. No Awards shall be made after the Plan has terminated. Awards granted before the termination of the Plan shall remain outstanding and the terms of the Plan shall continue to apply to such Awards.

KERR-McGEE CORPORATION
By:	Director and Chair of the Executive Compensation Committee

10

 Exhibit D

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KERR-McGEE CORPORATION

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

        Kerr-McGee Corporation, a corporation duly organized and existing under the laws of the State of Delaware (the "Corporation"),

        DOES HEREBY CERTIFY THAT:

        FIRST: That on March 8, 2005, the Board of Directors duly adopted the following resolution amending the Amended and Restated Certificate of Incorporation, and declared its advisability and directed that the amendment be considered at the next annual meeting of the stockholders of the Corporation:

        RESOLVED, that, subject to the requisite approval of the stockholders of the Company, the first paragraph of Article Fourth of the Certificate of Incorporation be amended to read, in its entirety, as follows:

    "(1) The total number of shares of all classes of stock which the corporation shall have the authority to issue is 540,000,000, of which 40,000,000 shares shall be preferred stock, without par value, and 500,000,000 shares shall be common stock of the par value of $1.00 per share."

        SECOND: That on May 10, 2005, at the Corporation's Annual Meeting of Stockholders called and held in accordance with the provisions of the General Corporation Law of the State of Delaware, the amendment was duly approved and adopted by a majority of the outstanding stock of the Corporation entitled to vote upon the amendment.

        THIRD: That the foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed on this            day of                        , 2005.

By:
Name:
Title:

 EXHIBIT E

INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION

        Under applicable SEC regulations, the members of the Board of Directors, the Board of Directors' nominees and certain officers and employees of the Company may be deemed to be "participants" with respect to the Company's solicitation of proxies in connection with its 2005 annual meeting of stockholders. Certain information about the persons who may be deemed "participants" is provided below.

Directors and Nominees

        The names of the Company's directors and director nominees are set forth below. The principal occupations of the Company's directors who may be deemed participants in the Company's solicitation are set forth in Item No. 1 under the "Election of Two Directors" section of this proxy statement, and the business address of the Company's directors is Kerr-McGee Corporation, Kerr-McGee Center, P.O. Box 25861, Oklahoma City, Oklahoma 73125.

Name
William E. Bradford
Luke R. Corbett
Sylvia A. Earle
David C. Genever-Watling
Martin C. Jischke
Leroy C. Richie
William F. Wallace
Farah M. Walters
Ian L. White-Thomson

Officers and Employees

        The principal occupations of the Company's executive officers and employees who may be deemed "participants" in the Company's solicitation of proxies are set forth below. The principal occupation refers to such person's position with the Company, and the business address is Kerr-McGee Corporation, Kerr-McGee Center, P.O. Box 25861, Oklahoma City, Oklahoma 73125.

Name	Principal Occupation
Richard C. Buterbaugh	Vice President—Investor Relations
David A. Hager	Senior Vice President
Gregory F. Pilcher	Senior Vice President, General Counsel and Secretary
Robert M. Wohleber	Senior Vice President and Chief Financial Officer

Information Regarding Ownership of the Company's Securities by Participants

        None of the participants owns any Common Stock of record that they do not also own beneficially. The number of shares of Common Stock held by directors and the named executive officers is set forth under the "Ownership of Stock of the Company" section of this proxy statement. The number of shares of common stock held by other participants as of February 28, 2005 is set forth below. (The information includes shares that may be acquired by the exercise of stock options within 60 days of such date).

Name	Share Ownership
Richard C. Buterbaugh	14,225 shares of common stock and 23,417 options to purchase shares of common stock

Information Regarding Transactions in the Company's Securities by Participants

        The following table sets forth purchases and sales of shares of the Company's securities by the participants listed below during the past two years. Unless otherwise indicated, all transactions were in the open market.

Name	Date	Number of Shares of Common Stock, Options to Purchase Shares of Common Stock Acquired or (Disposed of)
William E. Bradford	03/11/2003	49.41	(1)
	03/31/2003	336.235	(1)
	04/01/2003	34.843	(1)
	05/13/2003	134.729	(1)
	06/30/2003	306.14	(1)
	07/01/2003	37.60	(1)
	08/06/2003	48.24	(1)
	09/09/2003	91.27	(1)
	09/30/2003	307.10	(1)
	10/01/2003	41.71	(1)
	11/11/2003	148.72	(1)
	12/31/2003	297.69	(1)
	01/02/2004	45.00	(1)
	01/13/2004	1,000.00	(2)
	01/13/2004	4,000.00	(3)
	01/13/2004	121.46	(1)
	01/16/2004	40.93	(1)
	03/09/2004	114.51	(1)
	02/27/2004	38.29	(1)
	03/31/2004	294.93	(1)
	04/06/2004	38.87	(1)
	04/13/2004	39.68	(1)
	05/07/2004	39.85	(1)
	05/11/2004	167.97	(1)
	05/14/2004	40.93	(1)
	06/30/2004	255.91	(1)
	07/13/2004	114.62	(1)
	08/04/2004	37.72	(1)
	09/14/2004	185.09	(1)
	09/30/2004	240.10	(1)
	11/09/2004	137.86	(1)
	12/30/2004	236.34	(1)
	01/11/2005	1,500.00	(2)
	01/11/2005	4,000.00	(3)
	01/11/2005	141.20	(1)
	02/23/2005	26.34	(1)
Luke R. Corbett	01/06/2004	980.00	(4)
	01/09/2004	(11,585.00)	(5)
	01/12/2004	(3,345.00)	(5)
	01/13/2004	41,100.00	(2)
	01/13/2004	125,200.00	(3)
	04/06/2004	(2,186.34)	(6)
	11/12/2004	21,000.00 and (21,000.00)	(7)
	11/23/2004	50,000.00 and (50,000.00)	(7)
	01/10/2005	(5,843.00)	(5)

	01/11/2005	64,300.00	(2)
	01/11/2005	(4,309.00)	(5)
	01/11/2005	86,800.00	(3)
	02/28/2005	1,926	(8)
Sylvia A. Earle	01/13/2004	1,000.00	(2)
	01/13/2004	4,000.00	(3)
	11/01/2004	(1,000.00)	(9)
	01/11/2005	1,500.00	(2)
	01/11/2005	4,000.00	(3)
David C. Genever-Watling	04/01/2003	36.185	(1)
	07/01/2003	33.57	(1)
	10/01/2003	33.65	(1)
	01/13/2004	1,000.00	(2)
	01/13/2004	4,000.00	(3)
	01/11/2005	1,500.00	(2)
	01/11/2005	4,000.00	(3)
Martin C. Jischke	04/01/2003	69.269	(1)
	07/01/2003	64.26	(1)
	10/01/2003	64.42	(1)
	01/13/2004	1,000.00	(2)
	01/13/2004	4,000.00	(3)
	01/11/2005	1,500.00	(2)
	01/11/2005	4,000.00	(3)
	02/28/2005	116.5757	(10)
Leroy C. Richie	04/01/2003	23.983	(1)
	07/01/2003	22.25	(1)
	10/01/2003	22.30	(1)
	01/13/2004	1,000.00	(2)
	01/13/2004	4,000.00	(3)
	01/11/2005	1,500.00	(2)
	01/11/2005	4,000.00	(3)
	02/28/2005	163.396	(10)
William F. Wallace	01/11/2005	1,500.00	(2)
	01/11/2005	4,000.00	(3)
	01/11/2005	21.18	(1)
	02/09/2005	70.49	(1)
	02/28/2005	8.1298	(10)
Farah M. Walters	03/11/2003	19.77	(1)
	03/31/2003	67.247	(1)
	04/01/2003	85.460	(1)
	05/13/2003	26.946	(1)
	06/31/2003	61.23	(1)
	07/01/2003	80.44	(1)
	08/06/2003	9.65	(1)
	09/09/2003	18.26	(1)
	09/30/2003	61.42	(1)
	10/01/2003	81.53	(1)
	11/11/2003	29.74	(1)

	12/31/2003	59.54	(1)
	01/02/2004	78.84	(1)
	01/13/2004	1,000.00	(2)
	01/13/2004	4,000.00	(3)
	01/13/2004	24.29	(1)
	03/09/24	15.27	(1)
	03/31/2004	49.16	(1)
	04/06/2004	7.77	(1)
	05/07/2004	7.97	(1)
	05/11/2004	25.20	(1)
	06/30/2004	46.53	(1)
	07/13/2004	15.28	(1)
	09/14/2004	29.61	(1)
	09/30/2004	43.65	(1)
	11/09/2004	20.68	(1)
	12/30/2004	42.97	(1)
	01/11/2005	1,500.00	(2)
	01/11/2005	4,000.00	(3)
	01/11/2005	21.18	(1)
	02/28/2005	137.4501	(10)
Ian L. White-Thomson	03/11/2003	49.41	(1)
	03/31/2003	168.118	(1)
	04/01/2003	30.267	(1)
	05/13/2003	67.364	(1)
	06/30/2003	139.16	(1)
	07/01/2003	30.97	(1)
	08/06/2003	24.12	(1)
	09/09/2003	45.64	(1)
	09/30/2003	139.59	(1)
	10/01/2003	33.14	(1)
	11/11/2003	74.36	(1)
	12/31/2003	135.31	(1)
	01/02/2004	34.09	(1)
	01/13/2004	1,000.00	(2)
	01/13/2004	4,000.00	(3)
	01/13/2004	60.73	(1)
	03/09/2004	38.17	(1)
	03/31/2004	122.89	(1)
	04/06/2004	19.43	(1)
	05/07/2004	19.93	(1)
	05/11/2004	62.99	(1)
	06/30/2004	116.33	(1)
	07/13/2004	38.21	(1)
	08/04/2004	18.86	(1)
	09/14/2004	74.03	(1)
	09/30/2004	109.13	(1)
	11/09/2004	51.70	(1)
	12/30/2004	107.43	(1)
	01/11/2005	1,500.00	(2)
	01/11/2005	4,000.00	(3)
	01/11/2005	52.95	(1)

	02/15/2005	(1,000.00)	(9)
	02/28/2005	141.0279	(10)
Richard C. Buterbaugh	01/13/2004	1,655	(2)
	01/13/2004	5,155	(3)
	01/11/2005	1,500	(2)
	01/11/2005	5,350	(3)
	02/13/2004	1,400.00	(7)
	02/28/2005	506	(8)
David A. Hager	01/13/2004	8,050.00	(2)
	01/13/2004	25,100.00	(3)
	02/09/2004	904.00	(7)
	01/11/2005	9,000.00	(2)
	01/11/2005	25,650.00	(3)
	01/11/2005	105.00	(5)
	02/28/2005	918	(8)
Gregory F. Pilcher	04/01/2003	(129.891)	(6)
	08/11/2003	(1.99)	(6)
	01/09/2004	(1,490.00)	(5)
	01/12/2004	(529.00)	(5)
	01/13/2004	6,500.00	(2)
	01/13/2004	20,250.00	(3)
	02/10/2004	400.00 and (400.00)	(7)
	04/06/2004	(194.89)	(6)
	11/01/2004	1,000.00 and (1,000)	(7)
	11/26/2004	6,266.00 and (6,266)	(7)
	01/10/2005	(991.00)	(5)
	01/11/2005	(442.00)	(5)
	01/11/2005	9,550.00	(2)
	01/11/2005	15,650.00	(3)
	02/04/2004	3,330.00 and (3,330)	(7)
	02/11/2005	1,200.00 and (1,200)	(7)
	02/16/2005	17,200.00 and (17,200)	(7)
	02/28/2005	660	(8)
Robert M. Wohleber	05/13/2003	1,346.030	(11)
	01/13/2004	11,900.00	(2)
	01/13/2004	37,150.00	(3)
	01/11/2005	18,000.00	(2)
	01/11/2005	27,650.00	(3)
	02/28/2005	574	(8)

(1)
Deferral of fees into Kerr-McGee Corporation Deferred Compensation Plan for Non-Employee Directors and investment in Kerr-McGee Common Stock fund. Settled by issuance of shares of Common Stock either in lump sum or installments following termination of service as a director.

(2)
Restricted stock granted by the Company.

(3)
Stock options granted by the Company.

(4)
Option to purchase 20,000 shares exercised. Purchase price paid with 19,020 shares of common stock already held by Mr. Corbett.

(5)
Sold to pay withholding taxes due upon lapsing of restricted stock.

(6)
Sold to pay withholding taxes due upon distribution from Kerr-McGee Corporation Executive Deferred Compensation Plan.

(7)
Exercise of stock options and subsequent sale of underlying stock.

(8)
The aggregate number of shares acquired between March 1, 2003 and February 28, 2005 pursuant to periodic contributions and/or the Company's periodic matching or other contributions under the Kerr-McGee Corporation 401(k) plan.

(9)
Open market sale.

(10)
The aggregate number of shares acquired between March 1, 2003 and February 28, 2005 pursuant to the reinvestment of dividends under the Kerr-McGee Corporation Direct Purchase and Dividend Reinvestment Plan.

(11)
Deferral of cash compensation into Kerr-McGee Executive Deferred Compensation Plan and investment in Kerr-McGee Common Stock fund. Settled by issuance of shares of Common Stock either in lump sum or installments following termination of service as an employee.

Miscellaneous Information Concerning Participants

        Except as described in this Exhibit C or in this proxy statement, to the best knowledge of the Company, none of the participants nor any of their respective affiliates or associates (together, the "Participant Affiliates") (i) directly or indirectly beneficially owns any shares of Common Stock of the Company or any securities of any subsidiary of the Company or (ii) has had any relationship with the Company in any capacity other than as a stockholder, employee, officer or director. Furthermore, except as described in the proxy statement, to the best knowledge of the Company, neither any participant nor any Participant Affiliate, is either a party to any transaction or series of transactions since the beginning of fiscal 2004, or has knowledge of any currently proposed transaction or series of proposed transactions, (i) to which the Company was or is to be a party, (ii) in which the amount involved exceeds $60,000, and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest.

        Except as described in this proxy statement, to the knowledge of the Company, no participant or Participant Affiliate has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2005 Annual Meeting.

        Except as described in the proxy statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person respecting any future employment by the Company or any of its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party. Except as described the proxy statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate within the past year with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

☒ Please mark votes as in this example.	___ KRMCM
KERR-McGEE CORPORATION	The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4. 1. Election of Directors—Nominees (01) William F. Wallace (02) Ian L. White-Thomson

FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
	FOR ALL EXCEPT	☐

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "FOR ALL EXCEPT" box and write the name(s) of the nominee(s) you do not support on the line above. Your shares will be voted for the remaining nominee(s).

	2. Ratification of appointment of Ernst & Young LLP as independent auditors for 2005.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

	3. Approval of 2005 Long Term Incentive Plan.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

	4. Approval to Amend the Amended and Restated Certificate of Incorporation to Increase the Authorized Number of Shares of Common Stock from 300,000,000 to 500,000,000.	FOR	AGAINST	ABSTAIN
		☐	☐	☐
The Board of Directors recommends a vote AGAINST Item 5.
	5. Stockholder proposal requesting establishment of an Office of the Board of Directors.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

Please be sure to sign and date this Proxy.
Date
	Mark the box at the right if an address change or comment has been noted on the reverse side of this card.	☐

Shareholder signature Co-owner signature

DETACH CARD DETACH CARD

THANK YOU FOR VOTING!

Kerr-McGee Corporation
Annual Meeting of Shareholders
May 10, 2005
9:00 a.m. Central Daylight Time
Kerr-McGee Auditorium
Kerr-McGee Center
123 Robert S. Kerr Avenue
Oklahoma City, Oklahoma

QuickLinks

AGENDA FOR ANNUAL MEETING
INFORMATION CONCERNING POSSIBLE COMPETING NOMINATIONS
VOTING SECURITIES
Item No. 1 ELECTION OF TWO DIRECTORS
DIRECTOR INFORMATION
NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS (FOR A TERM ENDING 2008)
CONTINUING DIRECTORS (TERM EXPIRES AT THE 2006 ANNUAL MEETING)
CONTINUING DIRECTORS (TERM EXPIRES AT THE 2007 ANNUAL MEETING)
INFORMATION ABOUT THE BOARD
Item No. 2 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
FEES PAID TO THE INDEPENDENT AUDITORS
REPORT OF THE AUDIT COMMITTEE
Item No. 3 APPROVAL OF THE 2005 LONG TERM INCENTIVE PLAN
SUMMARY OF THE 2005 LONG TERM INCENTIVE PLAN
2004 AWARDS
Item No. 4 APPROVAL TO AMEND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 300,000,000 TO 500,000,000.
Item No. 5 STOCKHOLDER PROPOSAL REQUESTING ESTABLISHMENT OF AN OFFICE OF THE BOARD OF DIRECTORS
Proposal
Supporting Statement of New York City Comptroller
Board of Directors' Response Opposing the Stockholder Proposal and Recommending a Vote "AGAINST" the Stockholder Proposal
REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE
EXECUTIVE COMPENSATION
STOCK OPTIONS
OPTION GRANTS IN LAST FISCAL YEAR
OPTION EXERCISES AND HOLDINGS
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
LONG-TERM INCENTIVE AWARDS
LONG-TERM INCENTIVE PLAN—AWARDS IN LAST FISCAL YEAR
RETIREMENT PLANS
RETIREMENT PLAN TABLE
CONTINUITY AGREEMENTS
PERFORMANCE GRAPH
STOCKHOLDER PROPOSALS AND NOMINATIONS
EXPENSES OF SOLICITATION
OWNERSHIP OF STOCK OF THE COMPANY
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
TRANSACTIONS WITH MANAGEMENT AND OTHERS
OTHER MATTERS
HOUSEHOLDING AND COMBINING ACCOUNTS
Exhibit A
Exhibit B
Exhibit C
KERR-McGEE CORPORATION 2005 LONG TERM INCENTIVE PLAN
KERR-McGEE CORPORATION 2005 LONG TERM INCENTIVE PLAN
TABLE OF CONTENTS
KERR-McGEE CORPORATION 2005 LONG TERM INCENTIVE PLAN
Article I Purpose
Article II Definitions
Article III Administration
Article IV Eligibility
Article V Limitations on Awards
Article VI Stock Options
Article VII Stock Appreciation Rights
Article VIII Restricted Stock
Article IX Performance Awards
Article X Adjustment Upon Changes In Stock
Article XI Change In Control
Article XII Miscellaneous
Article XIII Amendment And Termination
Article XIV Duration Of The Plan
Exhibit D
CERTIFICATE OF AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF KERR-McGEE CORPORATION (Pursuant to Section 242 of the General Corporation Law of the State of Delaware)
EXHIBIT E
INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION